Exhibit 4.28
DESCRIPTION OF THE REGISTRANT’S SECURITIES
REGISTERED PURSUANT TO SECTION 12 OF THE
SECURITIES EXCHANGE ACT OF 1934

This Exhibit 4.28 describes the classes of securities registered under Section 12 of the Securities Exchange Act of 1934, as amended. References in this exhibit to “Citigroup,” “we” or “our” are to Citigroup Inc., and not any of its subsidiaries, unless context indicates otherwise.

Description of Common Stock

The following description of our common stock is a summary and does not purport to be complete. It is subject to and qualified in its entirety by reference to the Restated Certificate of Incorporation of Citigroup (the “certificate of incorporation”), which is filed as an exhibit to the Annual Report on Form 10-K of which this Exhibit 4.28 is a part (the “Annual Report on Form 10-K”). We encourage you to read our certificate of incorporation and the applicable provisions of the Delaware General Corporation Law for additional information.

Authorized Capital Shares

Citigroup’s authorized capital stock consists of 6 billion shares of common stock and 30 million shares of preferred stock.

Voting Rights

Each holder of common stock is entitled to one vote per share for the election of directors and for all other matters to be voted on by Citigroup’s stockholders. Except as otherwise provided by law, the holders of shares of common stock vote as one class. Holders of common stock may not cumulate their votes in the election of directors.

Dividend Rights

Holders of common stock are entitled to share equally in the dividends that may be declared by the board of directors, but only after payment of dividends required to be paid on outstanding shares of preferred stock.

Liquidation Rights

Upon voluntary or involuntary liquidation, dissolution or winding up of Citigroup, the holders of the common stock share ratably in the assets remaining after payments to creditors and provision for the preference of any preferred stock.

Other Rights and Preferences

There are no preemptive or other subscription rights, conversion rights or redemption or scheduled installment payment provisions relating to shares of common stock. All of the outstanding shares of common stock are fully paid and nonassessable.

Listing

The common stock is listed on the New York Stock Exchange under the symbol “C.”

Description of 7.125% Fixed Rate/Floating Rate Noncumulative Preferred Stock, Series J (the “Series J Preferred Stock”)

The following description of our Series J Preferred Stock is a summary and does not purport to be complete. It is subject to and qualified in its entirety by reference to the description contained in the certificate of incorporation and the Series J Preferred Stock certificate of designation. We encourage you to read the certificate of incorporation, which includes the Series J Preferred Stock certificate of designation and is filed as an exhibit to the Annual Report on Form 10-K, and the applicable provisions of the Delaware General Corporation Law for additional information.

38,000 shares of the Series J Preferred Stock were outstanding and up to 41,400 shares were authorized as of December 31, 2019. All of the outstanding shares of Series J Preferred Stock are fully paid and nonassessable. The Series J Preferred Stock is of perpetual duration, $1.00 par value, with a liquidation preference of $25,000 per share.

Preferential Rights

The Series J Preferred Stock ranks senior to Citigroup common stock and ranks equally with each other series of Citigroup preferred stock outstanding on the date hereof as to dividends and distributions upon the liquidation, dissolution or winding up of Citigroup. The Series J Preferred Stock is not convertible into or exchangeable for any shares of common stock or any other class of Citigroup capital stock. Holders of the Series J Preferred Stock do not have any preemptive rights. Citigroup may issue stock with preferences equal with or junior to the Series J Preferred Stock without the consent of the holders of the Series J Preferred Stock.

Dividends

Holders of the Series J Preferred Stock are entitled to receive cash dividends when and as declared by the board of directors of Citigroup or a duly authorized committee of the board out of assets legally available for payment, (i) from the date of issuance to, but excluding September 30, 2023, at an annual rate of 7.125% on the liquidation preference amount of $25,000 per share quarterly in arrears on March 30, June 30, September 30 and December 30 of each year, and (ii) from, and including, September 30, 2023, at an annual rate equal to three-month LIBOR plus 4.040% on the liquidation preference amount of $25,000 per share of Series J Preferred Stock, quarterly in arrears, on March 30, June 30, September 30 and December 30 of each year, beginning on December 30, 2023. Dividends on the Series J Preferred Stock are noncumulative and are payable quarterly in arrears.

As long as shares of Series J Preferred Stock remain outstanding, unless full noncumulative dividends for the dividend period then ending have been paid or declared and set apart for payment on all outstanding shares of the Series J Preferred Stock, Citigroup cannot declare or pay any cash dividends on any shares of common stock or other capital stock ranking junior to the Series J Preferred Stock during the next succeeding dividend period.

Voting Rights

Holders of Series J Preferred Stock do not have voting rights other than those described below and as specifically required by Delaware law.

If any quarterly dividend payable on any Series J Preferred Stock is in arrears for six or more quarterly dividend periods, whether or not for consecutive dividend periods, the holders of the Series J Preferred Stock will be entitled to vote as a class, together with the holders of all series of preferred stock ranking equally with the Series J Preferred Stock as to payment of dividends and upon which voting rights equivalent to those granted to the holders of Series J Preferred Stock have been conferred and are exercisable, for the election of two Preferred Stock Directors. The voting rights of the holders of the Series J Preferred Stock to elect the Preferred Stock Directors will continue until Citigroup has paid noncumulative dividends in full for at least two consecutive semi-annual or four consecutive quarterly dividend period, as applicable, following a Nonpayment (as defined in the Series J Preferred Stock certificate of designations) on the Series J Preferred Stock and on any noncumulative dividend parity stock and has paid cumulative dividends in full on any cumulative dividend parity stock, except as expressly provided by law.

Also, without the consent of the holders of shares entitled to cast at least two-thirds of the votes entitled to be cast by the holders of the total number of shares of Series J Preferred Stock then outstanding, Citigroup may not create any class of stock having preference as to dividends or distributions of the assets over the Series J Preferred Stock, or alter or change the provisions of Citigroup’s certificate of incorporation (including any certificate of amendment or certificate of designations relating to the Series J Preferred Stock) so as to adversely affect the powers, preferences or rights of the holders of shares of Series J Preferred Stock.

Distributions

In the event of the voluntary or involuntary liquidation, dissolution or winding up of Citigroup, holders of Series J Preferred Stock are entitled to receive out of assets available for distribution to stockholders, before any distribution of assets may be made to or set aside to holders of capital stock ranking junior to the Series J Preferred Stock as to distributions, a liquidating distribution in an amount equal to $25,000 per share, plus any accrued and accumulated but unpaid dividends thereon to the date of final distribution.

Redemption

Citigroup may redeem the Series J Preferred Stock, with the prior approval of the Federal Reserve if required, (i) in whole or in part, at its option, at any time or from time to time, on any dividend payment date on or after September 30, 2023 or (ii) in whole but not in part at any time within 90 days following a Regulatory Capital Event (as defined in the Series J Preferred Stock certificate of designations), in each case at the redemption price equal to $25,000 per share, plus any declared and unpaid dividends, without accumulation of any undeclared dividends, to, but excluding, the date fixed for redemption.

Listing

The Series J Preferred Stock is listed on the New York Stock Exchange under the symbol “C Pr J.”

Description of 6.875% Fixed Rate/Floating Rate Noncumulative Preferred Stock, Series K (the “Series K Preferred Stock”)

The following description of our Series K Preferred Stock is a summary and does not purport to be complete. It is subject to and qualified in its entirety by reference to the description contained in the certificate of incorporation and the Series K Preferred Stock certificate of designation. We encourage you to read the certificate of incorporation, which includes the Series K Preferred Stock certificate of designation and is filed as an exhibit to the Annual Report on Form 10-K, and the applicable provisions of the Delaware General Corporation Law for additional information.

59,800 shares of the Series K Preferred Stock were authorized and outstanding as of December 31, 2019. All of the outstanding shares of Series K Preferred Stock are fully paid and nonassessable. The Series K Preferred Stock is of perpetual duration, $1.00 par value, with a liquidation preference of $25,000 per share.

Preferential Rights

The Series K Preferred Stock ranks senior to Citigroup common stock and ranks equally with each other series of Citigroup preferred stock outstanding on the date hereof as to dividends and distributions upon the liquidation, dissolution or winding up of Citigroup. The Series K Preferred Stock is not convertible into or exchangeable for any shares of common stock or any other class of Citigroup capital stock. Holders of the Series K Preferred Stock do not have any preemptive rights. Citigroup may issue stock with preferences equal with or junior to the Series K Preferred Stock without the consent of the holders of the Series K Preferred Stock.

Dividends

Holders of the Series K Preferred Stock are entitled to receive cash dividends when and as declared by the board of directors of Citigroup or a duly authorized committee of the board out of assets legally available for payment, (i) from the date of issuance to, but excluding November 15, 2023, at an annual rate of 6.875% on the liquidation preference amount of $25,000 per share quarterly in arrears on February 15, May 15, August 15 and November 15 of each year, and (ii) from, and including, November 15, 2023, at an annual rate equal to three-month LIBOR plus 4.130% on the liquidation preference amount of $25,000 per share of Series K Preferred Stock, quarterly in arrears, on February 15, May 15, August 15 and November 15 of each year, beginning on February 15, 2024. Dividends on the Series K Preferred Stock are noncumulative and are payable quarterly in arrears.

As long as shares of Series K Preferred Stock remain outstanding, unless full noncumulative dividends for the dividend period then ending have been paid or declared and set apart for payment on all outstanding shares of the Series K Preferred Stock, Citigroup cannot declare or pay any cash dividends on any shares of common stock or other capital stock ranking junior to the Series K Preferred Stock during the next succeeding dividend period.

Voting Rights

Holders of Series K Preferred Stock do not have voting rights other than those described below and as specifically required by Delaware law.

If any quarterly dividend payable on any Series K Preferred Stock is in arrears for six or more quarterly dividend periods, whether or not for consecutive dividend periods, the holders of the Series K Preferred Stock will be entitled to vote as a class, together with the holders of all series of preferred stock ranking equally with the Series K Preferred Stock as to payment of dividends and upon which voting rights equivalent to those granted to the holders of Series K Preferred Stock have been conferred and are exercisable, for the election of two Preferred Stock Directors. The voting rights of the holders of the Series K Preferred Stock to elect the Preferred Stock Directors will continue until Citigroup has paid noncumulative dividends in full for at least two consecutive semi-annual or four consecutive quarterly dividend periods, as applicable, following a Nonpayment (as defined in the Series K Preferred Stock certificate of designations) on the Series K Preferred Stock and on any noncumulative dividend parity stock and has paid cumulative dividends in full on any cumulative dividend parity stock, except as expressly provided by law.

Also, without the consent of the holders of shares entitled to cast at least two-thirds of the votes entitled to be cast by the holders of the total number of shares of Series K Preferred Stock then outstanding, Citigroup may not create any class of stock having preference as to dividends or distributions of the assets over the Series K Preferred Stock, or alter or change the provisions of Citigroup’s certificate of incorporation (including any certificate of amendment or certificate of designations relating to the Series K Preferred Stock) so as to adversely affect the powers, preferences or rights of the holders of shares of Series K Preferred Stock.

Distributions

In the event of the voluntary or involuntary liquidation, dissolution or winding up of Citigroup, holders of Series K Preferred Stock are entitled to receive out of assets available for distribution to stockholders, before any distribution of assets may be made to or set aside to holders of capital stock ranking junior to the Series K Preferred Stock as to distributions, a liquidating distribution in an amount equal to $25,000 per share, plus any accrued and accumulated but unpaid dividends thereon to the date of final distribution.

Redemption

Citigroup may redeem the Series K Preferred Stock, with the prior approval of the Federal
Reserve if required, (i) in whole or in part, at its option, at any time or from time to time, on any dividend payment date on or after November 15, 2023 or (ii) in whole but not in part at any time within 90 days following a Regulatory Capital Event (as defined in the Series K Preferred Stock certificate of designations), in each case at the redemption price equal to $25,000 per share, plus any declared and unpaid dividends, without accumulation of any undeclared dividends, to, but excluding, the date fixed for redemption.

Listing

The Series K Preferred Stock is listed on the New York Stock Exchange under the symbol “C Pr K.”

Description of 6.300% Fixed Rate/Floating Rate Noncumulative Preferred Stock, Series S (the “Series S Preferred Stock”)

The following description of our Series S Preferred Stock is a summary and does not purport to be complete. It is subject to and qualified in its entirety by reference to the description contained in the certificate of incorporation and the Series S Preferred Stock certificate of designation. We encourage you to read the certificate of incorporation, which includes the Series S Preferred Stock certificate of designation and is filed as an exhibit to the Annual Report on Form 10-K, and the applicable provisions of the Delaware General Corporation Law for additional information.

41,400 shares of the Series S Preferred Stock were authorized and outstanding as of December 31, 2019. All of the outstanding shares of Series S Preferred Stock are fully paid and nonassessable. The Series S Preferred Stock is of perpetual duration, $1.00 par value, with a liquidation preference of $25,000 per share.

Preferential Rights

The Series S Preferred Stock ranks senior to Citigroup common stock and ranks equally with each other series of Citigroup preferred stock outstanding on the date hereof as to dividends and distributions upon the liquidation, dissolution or winding up of Citigroup. The Series S Preferred Stock is not convertible into or exchangeable for any shares of common stock or any other class of Citigroup capital stock. Holders of the Series S Preferred Stock do not have any preemptive rights. Citigroup may issue stock with preferences equal with or junior to the Series S Preferred Stock without the consent of the holders of the Series S Preferred Stock.

Dividends

Holders of the Series S Preferred Stock are entitled to receive cash dividends when and as declared by the board of directors of Citigroup or a duly authorized committee of the board out of assets legally available for payment, at an annual rate of 6.300% on the liquidation preference amount of $25,000 per share quarterly in arrears on each February 12, May 12, August 12 and November 12 of each year. Dividends on the Series S Preferred Stock are noncumulative and are payable quarterly in arrears. As long as shares of Series S Preferred Stock remain outstanding, unless full noncumulative dividends for the dividend period then ending have been paid or declared and set apart for payment on all outstanding shares of the Series S Preferred Stock, Citigroup cannot declare or pay any cash dividend on any shares of common stock or other capital stock ranking junior to the Series S Preferred Stock during the next succeeding dividend period.

Voting Rights

Holders of the Series S Preferred Stock do not have voting rights other than those described below and as specifically required by Delaware law.

If any quarterly dividend payable on any Series S Preferred Stock is in arrears for six or more quarterly dividend periods, whether or not for consecutive dividend periods, the holders of the Series S Preferred Stock will be entitled to vote as a class, together with the holders of all series of preferred stock ranking equally with the Series S Preferred Stock as to payment of dividends and upon which voting rights equivalent to those granted to the holders of Series S Preferred Stock have been conferred and are exercisable, for the election of two Preferred Stock Directors. The voting rights of the holders of the Series S Preferred Stock to elect the Preferred Stock Directors will cease when Citigroup has paid noncumulative dividends in full for at least two consecutive semiannual periods or four consecutive quarterly dividend periods, as applicable, following a Nonpayment of the Series S Preferred Stock and on

any noncumulative dividend parity stock and has paid cumulative dividends in full on any cumulative dividend parity stock (but subject always to the vesting of such voting rights in the case of any similar non-payment of dividends in respect of future dividend periods).

Also, without the consent of the holders of shares entitled to cast at least two-thirds of the votes entitled to be cast by the holders of the total number of shares of Series S Preferred Stock then outstanding, Citigroup may not create any class of stock having preference as to dividends or distributions of the assets over the Series S Preferred Stock, or alter or change the provisions of Citigroup’s certificate of incorporation (including any certificate of amendment or certificate of designations relating to the Series S Preferred Stock) so as to adversely affect the powers, preferences or rights of the holder of the shares of Series S Preferred Stock.

Distributions

In the event of the voluntary or involuntary liquidation, dissolution or winding up of Citigroup, holders of Series S Preferred Stock are entitled to receive out of assets legally available for distribution to stockholders, before any distribution of assets may be made or set aside to holders of capital stock ranking junior to the Series S Preferred Stock as to distributions, a liquidating distribution in an amount equal to $25,000 per share, plus any dividends thereon from the last dividend payment date to, but excluding, the date of liquidation, dissolution or winding up, but only if and to the extent declared.

Redemption

Citigroup may redeem the Series S Preferred Stock, with the prior approval of the Federal
Reserve if required, (i) in whole or in part, at its option, at any time or from time to time, on any dividend payment date on or after February 12, 2021, or (ii) in whole but not in part at any time within 90 days following a Regulatory Capital Event (as defined in the Series S Preferred Stock certificate of designations), in each case at the redemption price equal to $25,000 per share, plus any declared and unpaid dividends, without accumulation of any undeclared dividends, to, but excluding, the date fixed for redemption.

Listing

The Series S Preferred Stock is listed on the New York Stock Exchange under the symbol “C Pr S.”

Description of 7 5/8% Trust Preferred Securities of Citigroup Capital III (“Capital III”) (the “Capital III TRUPS”), 7.875% Trust Preferred Securities of Citigroup Capital XIII (“Capital XIII”) (the “Capital XIII TRUPS”) and 6.829% Fixed Rate/Floating Rate Enhanced Trust Preferred Securities of Citigroup Capital XVIII (“Capital XVIII” and together with Capital III and Capital XIII, the “Capital Trusts” and each, a “Capital Trust”) (the “Capital XVIII TRUPS” and together with the Capital III TRUPS and Capital XIII TRUPS, the “TRUPS”), and Citigroup’s guarantee with respect thereto

The following description of the TRUPS is a summary and does not purport to be complete. It is subject to and qualified in its entirety by reference to (i) the declaration of trust, dated as of September 19, 1996, signed by Citigroup, as sponsor, and the trustees of Capital III, as amended from time to time, (the “Capital III Declaration”), (ii) the indenture, dated as of October 7, 1996, between Citigroup and The Bank of New York Mellon, as successor trustee to JPMorgan Chase Bank (formerly known as The Chase

Manhattan Bank), as trustee (the “Trustee”), as the same has been or may be amended, modified, or supplemented from time to time (the “Capital III Indenture”), (iii) the amended and restated declaration of trust, dated as of September 29, 2010, between the trustees (as defined therein), Citigroup, as sponsor and the holders, from time to time, of undivided beneficial interests in the assets of Capital XIII (the “Capital XIII Declaration”), (iv) the indenture, dated as of July 23, 2004, between Citigroup and the Trustee, as the same has been or may be amended, modified, or supplemented from time to time (the “Capital XIII Indenture”), (v) the amended and restated declaration of trust, dated as of June 28, 2007, between the trustees (as defined therein), Citigroup, as sponsor and the holders, from time to time, of undivided beneficial interests in the assets of Capital XVIII (the “Capital XVIII Declaration” and together with the Capital III Declaration and Capital XIII Declaration, the “Declarations”), (vi) the indenture, dated as of June 28, 2007, between Citigroup and the Trustee (as the same has been or may be amended, modified, or supplemented from time to time (the “Capital XVIII Indenture” and together with the Capital III Indenture and Capital XIII Indenture, the “Indentures”), each such document filed as an exhibit to the Annual Report on Form 10-K.

200,000 shares of the Capital III TRUPS were initially issued and approximately 200,000 shares remain outstanding as of December 31, 2019. 89,840,000 shares of the Capital XIII TRUPS were initially issued and remain outstanding as of December 31, 2019. 500,000 shares of the Capital XVIII TRUPS were initially issued and approximately 100,000 shares remain outstanding as of December 31, 2019.

Distributions

The distribution rate and the distribution payment dates and other payment dates for the Capital III TRUPS correspond to the interest rate and interest payment dates and other payment dates on the 7 5/8% Junior Subordinated Deferrable Interest Debentures due December 1, 2036 (the “Capital III Junior Subordinated Debt Securities”) held by Capital III. The distribution rate and the distribution payment dates and other payment dates for the Capital XIII TRUPS correspond to the interest rate and interest payment dates and other payment dates on the 7.875% fixed rate/floating rate junior subordinated deferrable interest debentures due October 30, 2040 (the “Capital XIII Junior Subordinated Debt Securities”) held by Capital XIII. The distribution rate and the distribution payment dates and other payment dates for the Capital XVIII TRUPS correspond to the interest rate and interest payment dates and other payment dates on the 6.829% fixed rate/floating rate junior subordinated deferrable interest debentures due June 28, 2067 (the “Capital XVIII Junior Subordinated Debt Securities” and together with the Capital III Junior Subordinated Debt Securities and the Capital XIII Junior Subordinated Debt Securities, the “Junior Subordinated Debt Securities”) held by Capital XVIII.

Holders of the Capital III TRUPS are entitled to receive cumulative cash distributions at an annual rate of 7 5/8% of the stated liquidation amount of $1,000 per Capital III TRUPS, accruing from, and including, December 1, 1996 and payable semi-annually in arrears on June 1 and December 1 of each year.

Holders of the Capital XIII TRUPS are entitled to receive cumulative cash distributions on the stated liquidation amount of $25 per Capital XIII TRUPS as follows:

• from October 5, 2010 to but excluding October 30, 2015, at the annual rate of 7.875% payable quarterly in arrears on January 30, April 30, July 30 and October 30 of each year; and

• from and including October 30, 2015 to but excluding October 30, 2040, at an annual rate equal to three-month LIBOR (as defined in the Capital XIII Prospectus) plus 6.37% payable quarterly in arrears on January 30, April 30, July 30 and October 30.

Holders of the Capital XVIII TRUPS are entitled to receive cumulative cash distributions on the stated liquidation amount of £1,000 per Capital XVIII TRUPS as follows:

• from June 28, 2007 to but excluding June 28, 2017, at the annual rate of 6.829% payable semiannually in arrears in equal installments on June 28 and December 28 of each year;

• from and including June 28, 2017 to but excluding June 28, 2037, at an annual rate equal to three-month Sterling LIBOR (as defined in the Capital XVIII Prospectus) plus 0.8875% payable quarterly in arrears on March 28, June 28, September 28 and December 28; and

• from and including June 28, 2037, at an annual rate equal to three-month Sterling LIBOR plus 1.8875% payable quarterly in arrears on March 28, June 28, September 28 and December 28, beginning September 28, 2037.

If principal or interest is not paid on the Junior Subordinated Debt Securities by Citigroup, no amounts will be paid on the TRUPS because the Capital Trusts will not have sufficient funds to make distributions on the TRUPS.

Citigroup has the right to defer payments of interest on the Junior Subordinated Debt Securities by extending the interest payment period at any time for up to 5 years for the Capital III Junior Subordinated Debt Securities and Capital XIII Junior Subordinated Debt Securities and up to 10 years for the Capital XVIII Junior Subordinated Debt Securities, (each, an "Extension Period"), provided, that no Extension Period may extend beyond the maturity or earlier redemption of the corresponding Junior Subordinated Debt Securities. If interest payments are so deferred, distributions on the TRUPS will also be deferred. During any Extension Period, distributions on the TRUPS will continue to accrue with interest thereon (to the extent permitted by applicable law).

During any Extension Period with respect to the Capital XIII TRUPS and the Capital XVIII TRUPS, except in certain circumstances, Citigroup will not, and will not permit its subsidiaries to:

• declare or pay a dividend or make any distributions on its capital stock or redeem, purchase, acquire or make a liquidation payment on any of its capital stock, or make any guarantee payments relating to the foregoing; or

• make any payment of interest, principal or premium on, or repay, repurchase or redeem, any of its debt securities or guarantees that rank equally with or junior to the Junior Subordinated Debt Securities.

Guarantee

The payment of distributions out of monies held by the Capital Trusts and payments on liquidation of the Capital Trusts or the redemption of TRUPS out of monies held by the respective Capital Trusts are guaranteed by Citigroup. The guarantee covers payments of distributions and other payments on the TRUPS only if and to the extent that Citigroup has made a payment of interest or principal or other payments on the corresponding Junior Subordinated Debt Securities held by the respective Capital Trusts as its sole asset. The guarantee provides a full and unconditional guarantee of amounts due on the TRUPS. The guarantee does not cover payments when the Capital Trusts do not have sufficient available funds to make payments on the TRUPS.

Redemption

The TRUPS have no stated maturity date but will be redeemed upon the maturity of the corresponding Junior Subordinated Debt Securities, or earlier on the dates and to the extent the corresponding Junior Subordinated Debt Securities are redeemed

The Capital XIII TRUPS may be redeemed, in whole or in part, at the option of Citigroup at any time on or after October 30, 2015 at a redemption price equal to 100% of the principal amount being redeemed, plus accrued and unpaid interest through the date of redemption.

The Capital XVIII TRUPS may be redeemed, in whole but not in part, at the option of Citigroup at any time on any quarterly interest payment date or after June 28, 2017 at a redemption price equal to 100% of the principal amount being redeemed, plus accrued and unpaid interest through the date of redemption.

In addition, Citigroup may redeem the Junior Subordinated Debt Securities at any time, in whole or in part, in certain circumstances upon the occurrence of a Tax Event (as defined in the Declarations). If Citigroup redeems Junior Subordinated Debt Securities, Capital III, Capital XIII and Capital XVIII must redeem the corresponding TRUPS, defined as the common securities of, together with the TRUPS of the respective Capital Trusts, having an aggregate liquidation amount equal to the aggregate principal amount of the Junior Subordinated Debt Securities so redeemed at $1,000 per Capital III Trust Security, $25 per Capital XIII Trust Security and £1,000 per Capital XVIII Trust Security, in each case, plus accrued and unpaid distributions thereon to the date fixed for redemption. In addition, upon the occurrence of a Special Event (as defined in the Declarations) arising from a change in law or a change in legal interpretation regarding tax or investment company matters, unless the Junior Subordinated Debt Securities are redeemed in the limited circumstances described herein, the Capital Trusts shall be dissolved, with the result that the Junior Subordinated Debt Securities will be distributed to the holders of the respective Trust Securities, on a pro rata basis, in lieu of any cash distribution.

Liquidation Distribution Upon Dissolution

In the event of any voluntary or involuntary liquidation, dissolution, winding-up or termination of the Capital Trusts (each a "Liquidation"), the holders of the TRUPS will be entitled to receive out of the assets of the respective Capital Trusts, after satisfaction of liabilities to creditors, distributions in an amount equal to the aggregate of the stated liquidation amount of $1,000 per Capital III TRUPS, $25 per Capital XIII TRUPS and £1,000 per Capital XVIII TRUPS, in each case, plus accrued and unpaid distributions thereon to the date of payment (the "Liquidation Distribution"), unless, in connection with such Liquidation, the corresponding Junior Subordinated Debt Securities in an aggregate stated principal amount equal to the aggregate stated liquidation amount of, with an interest rate identical to the distribution rate of, and with accrued and unpaid interest equal to accrued and unpaid distributions on, the TRUPS outstanding at such time have been distributed on a pro rata basis to the holders of such TRUPS.

If, upon any such Liquidation, the Liquidation Distribution can be paid only in part because the respective Capital Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Capital Trusts on the respective TRUPS shall be paid on a pro rata basis. The holders of the common securities will be entitled to receive distributions upon any such Liquidation pro rata with the holders of the TRUPS, except that if an Event of Default (as defined in the Declarations) has occurred and is continuing the TRUPS shall have a preference over the common securities with regard to such distributions.

Pursuant to the respective Declaration, the Capital Trusts shall terminate (i) on the expiration of the term of the trust, which is December 1, 2051 for Capital III, October 5, 2070 for Capital XIII and June 28, 2067 for Capital XVIII (ii) upon the bankruptcy of Citigroup or the holder of the common securities, (iii) upon the filing of a certificate of dissolution or its equivalent with respect to the holder of the common securities or Citigroup, the filing of a certificate of cancellation with respect to the Capital Trusts, or the revocation of the charter of the holder of the common securities or Citigroup and the expiration of 90 days after the date of revocation without a reinstatement thereof, (iv) upon the distribution of Junior Subordinated Debt Securities upon the occurrence of a Special Event, (v) upon the entry of a decree of a judicial dissolution of the holder of the common securities, Citigroup or the Capital Trusts, or (vi) upon the redemption of all the TRUPS.

Events of Default

An event of default under the corresponding Indenture constitutes an event of default under the respective Declaration with respect to the TRUPS.

The Indentures provide that the following are events of default thereunder: (a) default in the payment of the principal of (or premium, if any, on) any Junior Subordinated Debt Security of such series at its maturity; (b) default in making a sinking fund payment, if any, when and as the same shall be due and payable by the terms of the Junior Subordinated Debt Securities of such series; (c) default for 30 days in the payment of any installment of interest on any Junior Subordinated Debt Security of such series; (d) default for 90 days after written notice in the performance of any other covenant in respect of the Junior Subordinated Debt Securities of such series contained in the Indenture; (e) certain events of bankruptcy, insolvency or reorganization, or court appointment of a receiver, liquidator or trustee of Citigroup; (f) any other event of default provided in the applicable resolution of the Board of Directors or supplemental indenture under which the Junior Subordinated Debt Securities are issued; and (g) in the event Junior Subordinated Debt Securities of a series are issued and sold to a Capital Trust or a trustee of such trust in connection with the issuance of TRUPS by such Capital Trust, such Capital Trust shall have voluntarily or involuntarily dissolved, wound-up its business or otherwise terminated its existence, except in connection with (i) the distribution of Junior Subordinated Debt Securities to holders of the TRUPS in liquidation or redemption of their interests in such Capital Trust upon a Special Event, (ii) the redemption of all of the outstanding TRUPS of such Capital Trust or (iii) certain mergers, consolidations or amalgamations, each as permitted by the Declaration of such Capital Trust.

Voting Rights

Except as provided by law and the respective Declaration, the holders of the TRUPS have no voting rights other than to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or direct the exercise of any trust or power conferred upon the Trustee under the respective Declaration, subject to certain conditions.

Holders of the TRUPS will have no rights to appoint or remove the trustees of the Capital Trusts, who may be appointed, removed or replaced solely by Citigroup as the indirect or direct holder of all of the common securities of the Capital Trusts.

Subject to the requirement of the Trustee to obtain the tax opinion described in the Indentures, the holders of a majority in aggregate liquidation amount of the TRUPS will have the right to direct any proceeding for any remedy available to the Trustee. The holders also will have the right to direct the Trustee under the declaration to (i) direct any proceeding for any remedy available to the indenture trustee, or exercise any trust or power conferred on the indenture trustee, (ii) waive any past indenture event of default that is waivable under the relevant section of the relevant Indenture; (iii) exercise any right to rescind or annul an acceleration of the maturity of the relevant Junior Subordinated Debt Securities or (iv) consent to any amendment, modification or termination of the relevant Indenture where such consent is required.

Mergers, Consolidations or Amalgamations

The Capital Trusts may, with the consent of its respective trustees and without the consent of the holders of the TRUPS, consolidate, amalgamate, merge with or into, or be replaced by a trust organized as such under the laws of any State; provided, that (i) such successor entity either (x) expressly assumes all of the obligations of the Capital Trust under the TRUPS or (y) substitutes for the TRUPS other securities having substantially the same terms as the TRUPS (the "Successor Securities"), so long as the Successor Securities rank the same as the TRUPS rank with respect to distributions and payments upon liquidation, redemption and otherwise, (ii) Citigroup expressly acknowledges a trustee of such successor entity possessing the same powers and duties as the Trustee, in its capacity as the holder of the Junior Subordinated Debt Securities, (iii) the TRUPS or any Successor Securities are listed, or any Successor Securities will be listed upon notification of issuance, on any national securities exchange or with another organization on which the TRUPS are then listed or quoted, (iv) such merger, consolidation, amalgamation or replacement does not cause the TRUPS (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization, (v) such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the holders of the TRUPS (including any Successor Securities) in any material respect (other than with respect to any dilution of the holders' interest in the new entity), (vi) such successor entity has a purpose identical to that of the Capital Trust, (vii) prior to such merger, consolidation, amalgamation or replacement, the Capital Trust has received an opinion of a nationally recognized independent counsel to the Capital Trust experienced in such matters to the effect that, (A) such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the holders of the TRUPS (including any Successor Securities) in any material respect (other than with respect to any dilution of the holders' interest in the new entity), and (B) following such merger, consolidation, amalgamation or replacement, neither the Capital Trust nor such successor entity will be required to register as an "investment company" under the 1940 Act; and (viii) Citigroup guarantees the obligations of such successor entity under the Successor Securities at least to the extent provided by the guarantee. Notwithstanding the foregoing, the Capital Trust shall not, except with the consent of holders of 100% in liquidation amount of the TRUPS, consolidate, amalgamate, merge with or into, or be replaced by any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it, if in the opinion of a nationally recognized independent tax counsel experienced in such matters, such consolidation, amalgamation, merger or replacement would cause the Capital Trust or the Successor Entity to be classified as other than a grantor trust for United States federal income tax purposes.

Listing

The Capital III TRUPS are listed on the New York Stock Exchange under the symbol “C/36Y.” The Capital XIII TRUPS are listed on the New York Stock Exchange under the symbol “C N.” The Capital XVIII TRUPS are listed on the New York Stock Exchange under the symbol “C/67BP.”

Description of Notes
The table below lists each series of notes issued or guaranteed by Citigroup Inc. and outstanding as of December 31, 2019 that is registered pursuant to Section 12 of the Exchange Act. For each series of notes, the table indicates the issuer of the notes, the exchange on which the notes are listed, the ticker symbol, the indenture under which the notes are issued and, as of December 31, 2019, the aggregate stated principal amount of the notes that is outstanding and held by the public, the aggregate stated principal amount that is outstanding and held by Citigroup Global Markets Inc. (“CGMI”) and the aggregate stated principal amount that is authorized to be issued.

Series of Notes	Issuer	Exchange	Ticker Symbol	Indenture	Aggregate Stated Principal Amount Outstanding/Authorized
C-Tracks Exchange-Traded Notes Based on the Performance of the Miller/Howard MLP Fundamental Index Due September 28, 2023	Citigroup Inc.	NYSE Arca	MLPC	1987	$48,930,425 held by the public; $36,944,575 held by CGMI; $175,000,000 authorized
C-Tracks Exchange-Traded Notes Miller/Howard Strategic Dividend Reinvestor Due September 16, 2024	Citigroup Inc.	NYSE Arca	DIVC	2013	$601,225 held by the public; $2,923,775 held by CGMI; $100,000,000 authorized
C-Tracks ETNs on the Miller/Howard MLP Fundamental Index, Series B, Due July 13, 2026	Citigroup Global Markets Holdings Inc. (guaranteed by Citigroup Inc.)	NYSE Arca	MLPE	2016	$525,000 held by the public; $925,000 held by CGMI; $250,000,000 authorized
Velocity SharesTM 3x Long Crude Oil ETNs linked to the S&P GSCI Crude Oil Index ER due December 15, 2031	Citigroup Global Markets Holdings Inc. (guaranteed by Citigroup Inc.)	NYSE Arca	UWT	2016	$309,250,000 held by the public; $113,150 held by CGMI; $2,500,000,000 authorized
Velocity SharesTM 3x Inverse Crude Oil ETNs linked to the S&P GSCI Crude Oil Index ER due December 15, 2031	Citigroup Global Markets Holdings Inc. (guaranteed by Citigroup Inc.)	NYSE Arca	DWT	2016	$1,984,050,000 held by the public; $389,950,000 held by CGMI; $5,000,000,000 authorized
Exchange-Traded Notes Linked to the VelocityShares Daily 4X Long USD vs. JPY Index due December 15, 2032	Citigroup Global Markets Holdings Inc. (guaranteed by Citigroup Inc.)	NYSE Arca	DJPY	2016	$125,000 held by the public; $930,000 held by CGMI; $100,000,000 authorized
Exchange-Traded Notes Linked to the VelocityShares Daily 4X Long USD vs. EUR Index due December 15, 2032	Citigroup Global Markets Holdings Inc. (guaranteed by Citigroup Inc.)	NYSE Arca	DEUR	2016	$1,000,000 held by the public; $0 held by CGMI; $100,000,000 authorized
Exchange-Traded Notes Linked to the VelocityShares Daily 4X Long USD vs. GBP Index due December 15, 2032	Citigroup Global Markets Holdings Inc. (guaranteed by Citigroup Inc.)	NYSE Arca	DGBP	2016	$612,500 held by the public; $285,000 held by CGMI; $100,000,000 authorized

Exchange-Traded Notes Linked to the VelocityShares Daily 4X Long USD vs. CHF Index due December 15, 2032	Citigroup Global Markets Holdings Inc. (guaranteed by Citigroup Inc.)	NYSE Arca	DCHF	2016	$125,000 held by the public; $732,500 held by CGMI; $100,000,000 authorized
Exchange-Traded Notes Linked to the VelocityShares Daily 4X Long USD vs. AUD Index due December 15, 2032	Citigroup Global Markets Holdings Inc. (guaranteed by Citigroup Inc.)	NYSE Arca	DAUD	2016	$162,500 held by the public; $555,000 held by CGMI; $100,000,000 authorized
Exchange-Traded Notes Linked to the VelocityShares Daily 4X Long JPY vs. USD Index due December 15, 2032	Citigroup Global Markets Holdings Inc. (guaranteed by Citigroup Inc.)	NYSE Arca	UJPY	2016	$700,000 held by the public; $350,000 held by CGMI; $100,000,000 authorized
Exchange-Traded Notes Linked to the VelocityShares Daily 4X Long EUR vs. USD Index due December 15, 2032	Citigroup Global Markets Holdings Inc. (guaranteed by Citigroup Inc.)	NYSE Arca	UEUR	2016	$1,712,500 held by the public; $277,500 held by CGMI; $100,000,000 authorized
Exchange-Traded Notes Linked to the VelocityShares Daily 4X Long GBP vs. USD Index due December 15, 2032	Citigroup Global Markets Holdings Inc. (guaranteed by Citigroup Inc.)	NYSE Arca	UGBP	2016	$2,890,475 held by the public; $2,025 held by CGMI; $100,000,000 authorized
Exchange-Traded Notes Linked to the VelocityShares Daily 4X Long CHF vs. USD Index due December 15, 2032	Citigroup Global Markets Holdings Inc. (guaranteed by Citigroup Inc.)	NYSE Arca	UCHF	2016	$362,500 held by the public; $952,500 held by CGMI; $100,000,000 authorized
Exchange-Traded Notes Linked to the VelocityShares Daily 4X Long AUD vs. USD Index due December 15, 2032	Citigroup Global Markets Holdings Inc. (guaranteed by Citigroup Inc.)	NYSE Arca	UAUD	2016	$487,500 held by the public; $1,225,000 held by CGMI; $100,000,000 authorized
VelocityShares® Long LIBOR ETNs Due August 16, 2032	Citigroup Global Markets Holdings Inc. (guaranteed by Citigroup Inc.)	NYSE Arca	ULBR	2016	$856,975 held by the public; $260,525 held by CGMI; $1,000,000,000 authorized
VelocityShares® Short LIBOR ETNs Due August 16, 2032	Citigroup Global Markets Holdings Inc. (guaranteed by Citigroup Inc.)	NYSE Arca	DLBR	2016	$2,745,275 held by the public; $4,725 held by CGMI; $500,000,000 authorized
Callable Fixed Rate Notes Due January 13, 2027	Citigroup Inc.	New York Stock Exchange	C27C	2013	$30,000,000 held by the public; $0 held by CGMI; $30,000,000 authorized
Callable Step-Up Coupon Notes Due March 31, 2036	Citigroup Global Markets Holdings Inc. (guaranteed by Citigroup Inc.)	New York Stock Exchange	C/36A	2016	$4,975,000 held by the public; $25,000 held by CGMI; $5,000,000 authorized
The notes are issued under three different indentures. We refer to the senior debt security indenture dated as of March 15, 1987 between Citigroup Inc. (as successor to Primerica Corporation), as issuer, and the Bank of New York Mellon (formerly the Bank of New York), as trustee, as amended or supplemented from time to time, as the “1987 Indenture”. We refer to the senior debt security indenture dated as of November 13, 2013 between Citigroup Inc., as issuer, and the Bank of New York Mellon, as trustee, as amended or supplemented from time to time, as the “2013 Indenture”. We refer to the senior debt security indenture dated as of March 8, 2016 among Citigroup Global Markets Holdings Inc., as issuer, Citigroup Inc., as guarantor, and the Bank of New York Mellon, as trustee, as amended or supplemented from time to time, as the “2016 Indenture”. We refer to these indentures together as the “Indentures”. The Indentures are incorporated by reference as exhibits to the Annual Report on Form 10–K to which this exhibit is attached.

This section contains summary descriptions of the terms of the notes. It does not purport to be a complete description. For a complete description of the terms of the notes, we encourage you to read the Indentures together with the prospectus pursuant to which the particular notes are offered.
We refer to Citigroup Global Markets Holdings Inc. as “CGMHI”. References to “we,” “us” or “our” refer to the issuer under the relevant Indenture.
We refer to the trustee under the applicable Indenture as the “Trustee”. Citigroup, CGMHI and certain of their affiliates have had and may continue to have banking relationships with the Trustee in the ordinary course of business.
The Indentures do not limit the amount of debt securities that we may issue. We may, without the consent of any holder, create and issue additional securities having the same terms and conditions as a series of notes.
Description of C-Tracks Exchange-Traded Notes Based on the Performance of
the Miller/Howard MLP Fundamental Index Due September 28, 2023
General
The C-Tracks Exchange-Traded Notes Based on the Performance of the Miller/Howard MLP Fundamental Index due September 28, 2023 (in this section, the “ETNs”) are issued under the 1987 Indenture. The return on the ETNs is linked to the price return version of the Miller/Howard MLP Fundamental Index (with respect to this section, the “Index”). The Index is intended to provide exposure to a target basket of 25 energy master limited partnerships (“MLPs”) selected using certain quantitative fundamental factors, including distribution growth, estimated capital expenditures and distribution coverage. The Index selects and weights the MLPs through a quarterly, rules-based selection process. The calculation agent of the ETNs is CGMI (the “C-Tracks Calculation Agent”) and the index calculation agent is CBOE (the “Index Calculation Agent”). The ETNs are listed on NYSE Arca under the ticker symbol “MLPC.”
In addition to the terms summarized in this section, see “Additional Terms in the 1987 Indenture” herein for additional terms of the ETNs.
Inception, Issuance and Maturity
The ETNs were first sold on September 25, 2013 (the “Inception Date”), were first issued on September 30, 2013 (the “Issue Date”) and are due on September 28, 2023 (the “Maturity Date”).
Interest
The ETNs pay a coupon on each quarterly Coupon Payment Date, which is an amount in cash equal to the Coupon Amount, if any. As further described herein, the Coupon Amount will equal the Accrued Distribution Amount, which is based on the ordinary cash distributions that a hypothetical holder of Index constituents would have been entitled to receive in respect of the Index constituents during the relevant period, reduced by the Accrued Investor Fee.
Denomination
The denomination and stated principal amount of each ETN is $25.00.

Payment and Redemption
Payment at Maturity
Unless earlier redeemed, for each $25.00 stated principal amount ETN then held, the holder will receive a cash payment at maturity equal to the Closing Indicative Value of the ETNs on the Final Valuation Period End Date. The Closing Indicative Value on the Final Valuation Period End Date will be adjusted down by any final Coupon Amount otherwise due at maturity.
Closing Indicative Value
For any calendar day, the “Closing Indicative Value” is (i) the C-Tracks Current Value on that day, plus (ii) the Accrued Distribution Amount on that day, minus (iii) the Accrued Investor Fee on that day.
C-Tracks Current Value
The “C-Tracks Current Value” on the Inception Date was set to $25.00. Thereafter the C-Tracks Current Value will equal:
•for each calendar day prior to the Final Valuation Period or the Issuer Redemption Valuation Period, as applicable, the C-Tracks Current Value on the immediately preceding calendar day multiplied by the Daily Return Factor on the current calendar day; and
•for each calendar day during the Final Valuation Period or Issuer Redemption Valuation Period, as applicable, the sum of (a) the Index Exposure and (b) the Notional Cash Amount.
If the ETNs undergo any subsequent split or reverse split, the C-Tracks Current Value will be adjusted accordingly.
Daily Return Factor
The “Daily Return Factor” is, for any calendar day, the Closing Level of the Index on that day, divided by the Closing Level of the Index on the immediately preceding calendar day. The Closing Level of the Index on any day that is not a Trading Day will be deemed to be the same as on the immediately preceding Trading Day and, during the Final Valuation Period or Issuer Redemption Valuation Period, as applicable, the Closing Level of the Index on any Trading Day that is not an Observation Day will be deemed to be the same as on the immediately preceding Observation Day.
Index Exposure
The “Index Exposure” is, for each Observation Day during the Final Valuation Period or the Issuer Redemption Valuation Period, as applicable, the product of (i) the Index Exposure on the immediately preceding Observation Day (or, in the case of the Final Valuation Period Start Date or Issuer Redemption Valuation Period Start Date, as applicable, the C-Tracks Current Value on the immediately preceding Observation Day) multiplied by the Daily Return Factor on the current Observation Day and (ii) a fraction equal to (a) the number of scheduled Observation Days left in the Final Valuation Period or Issuer Redemption Valuation Period, as applicable, excluding the current Observation Day divided by (b) the number of scheduled Observation Days left in the Final Valuation Period or Issuer Redemption

Valuation Period, as applicable, including the current Observation Day. The Index Exposure on any day that is not an Observation Day will be deemed to be the same as on the immediately preceding Observation Day.
Notional Cash Amount
The “Notional Cash Amount” is, for each Observation Day during the Final Valuation Period or the Issuer Redemption Valuation Period, as applicable, the sum of (i) the Notional Cash Amount on the immediately preceding Observation Day (or, in the case of the Final Valuation Period Start Date or Issuer Redemption Valuation Period Start Date, as applicable, $0.00) and (ii) the Index Exposure on the immediately preceding Observation Day (or, in the case of the Final Valuation Period Start Date or Issuer Redemption Valuation Period Start Date, as applicable, the C-Tracks Current Value on the immediately preceding Observation Day) multiplied by the Daily Return Factor on the current Observation Day divided by the number of scheduled Observation Days left in the Final Valuation Period or Issuer Redemption Valuation Period, as applicable, including the current Observation Day. The Notional Cash Amount on any day that is not an Observation Day will be deemed to be the same as on the immediately preceding Observation Day.
Accrued Investor Fee
The “Accrued Investor Fee” was set to $0.00 on the Inception Date. For each calendar day thereafter, the Accrued Investor Fee is (i) the Accrued Investor Fee on the immediately preceding calendar day, plus (ii) (a) 0.95% multiplied by (b) the Closing Indicative Value on the immediately preceding calendar day divided by 365, minus (iii) the Coupon Fee Adjustment Amount on the current calendar day. If the ETNs undergo any subsequent split or reverse split, the Accrued Investor Fee will be adjusted accordingly.
Final Valuation Period
The “Final Valuation Period” is the consecutive Observation Day period commencing on, and including, the Final Valuation Period Start Date, which is September 21, 2023 (subject to postponement for non-Observation Days), and ending on, and including, the Final Valuation Period End Date, which is September 25, 2023 (subject to postponement for non-Observation Days).
Business Day
“Business Day” means a day, as determined by the C-Tracks Calculation Agent, that is not a Saturday, a Sunday or a day on which the banking institutions or trust companies in the City of New York are closed.
Trading Day
“Trading Day” means a day, as determined by the C-Tracks Calculation Agent, on which (i) the level of the Index is calculated and published and (ii) trading is generally conducted on the New York Stock Exchange (including NYSE Arca and NYSE Amex), NASDAQ Global Select Market, NASDAQ Select Market and NASDAQ Capital Market.
Observation Day
“Observation Day” means each Trading Day on which no Market Disruption Event has occurred or is continuing.

Closing Level of the Index
The “Closing Level” of the Index means the closing level of the Index published by the Index Calculation Agent at the regular weekday close of trading on any Trading Day. The Closing Level of the Index on any day that is not a Trading Day will be deemed to be the same as on the immediately preceding Trading Day.
Coupon Payment
Coupon Amount
The “Coupon Amount” for any Coupon Determination Date is the greater of (i) zero and (ii) the Accrued Distribution Amount minus the Accrued Investor Fee, each calculated as of that Coupon Determination Date. If on any Coupon Determination Date the Accrued Distribution Amount is less than the Accrued Investor Fee, the holder will not receive any Coupon Payment on the related Coupon Payment Date.
Accrued Distribution Amount
The “Accrued Distribution Amount” was set to $0.00 on the Inception Date. For each calendar day thereafter, the Accrued Distribution Amount is:
•prior to the Final Valuation Period or the Issuer Redemption Valuation Period, (i) the Accrued Distribution Amount on the immediately preceding calendar day, plus (ii) the Index Distribution divided by the Index Factor, each as of the current calendar day, minus (iii) the Coupon Distribution Adjustment Amount as of the current calendar day; and
•during the Final Valuation Period or the Issuer Redemption Valuation Period, as applicable, (i) the Accrued Distribution Amount on the immediately preceding calendar day, plus (ii)(a) the Index Distribution multiplied by a fraction equal to the Index Exposure divided by the C-Tracks Current Value, each as of the immediately preceding calendar day divided by (b) the Index Factor as of the current calendar day, minus (iii) the Coupon Distribution Adjustment Amount as of the current calendar day.
Coupon Determination Dates
“Coupon Determination Date” means the 25th day of each March, June, September and December, beginning December 25, 2013 and ending on the Final Valuation Period End Date or Issuer Redemption Period End Date, as applicable, subject to postponement for non-Business Days, and in the case of the Coupon Determination Date that is on the Final Valuation Period End Date or Issuer Redemption Period End Date, as applicable, non-Observation Days.
Coupon Payment Dates
The “Coupon Payment Date” means, for any Coupon Determination Date, the fifth Business Day after such date, except that the Coupon Payment Date for the Final Valuation Period End Date or the Issuer Redemption Valuation Period End Date, as applicable, will be the Maturity Date or the Redemption Date, as applicable.
Coupon Record Dates

Each Coupon Payment will be made to the holders of record of the ETNs as of the Business Day immediately prior to the Coupon Payment Date (each, a “Coupon Record Date”), except that any final Coupon Payment for the Maturity Date or, in the event of a redemption at our option, the Redemption Date, will be payable to persons who receive the payment of the Closing Indicative Value at maturity or early redemption at our option, as applicable.
Coupon Ex-dates
“Coupon Ex-date” means, for any Coupon Record Date other than the Final Valuation Period End Date or Issuer Redemption Valuation Period End Date, as applicable, the second scheduled Trading Day immediately preceding that Coupon Record Date.
Coupon Distribution Adjustment Amount
“Coupon Distribution Adjustment Amount” means, (i) for any calendar day that is not a Coupon Ex-date, $0.00 and (ii) for any calendar day that is a Coupon Ex-date, the Accrued Distribution Amount as of the close of the immediately preceding Coupon Determination Date.
Coupon Fee Adjustment Amount
The “Coupon Fee Adjustment Amount” means, (i) for any calendar day that is not a Coupon Ex-date, $0.00 and (ii) (a) if the Coupon Amount in respect of such Coupon Ex-date is greater than zero, the Accrued Investor Fee as of the immediately preceding Coupon Determination Date and (b) if the Coupon Amount in respect of such Coupon Ex-date is zero, the Coupon Distribution Adjustment Amount as of that Coupon Ex-date.
Index Distribution
The “Index Distribution” is, for each calendar day, the sum of the products of (i) the value of ordinary cash distributions of each of the Index constituents, net of any dividend withholding tax, that a hypothetical holder of one unit of each Index constituent on such calendar day would have been entitled to receive in respect of that Index constituent for those ordinary cash distributions whose “ex-dividend” date occurs on such calendar day and (ii) the number of units represented by each Index constituent’s applicable weight in the Index. Any special distributions of an Index constituent will not be included in the Index Distribution and will instead be reinvested in that Index constituent.
Index Factor
The “Index Factor” was initially set to 4.00360, which equals the Closing Level of the Index on the Inception Date divided by $25.00 and which we refer to as the “Initial Index Factor.” The Index Factor will be reset on each Coupon Determination Date and will equal the greater of (i) the Initial Index Factor and (ii) the Closing Level of the Index divided by the Closing Indicative Value, each calculated as of that Coupon Determination Date. If the ETNs undergo any subsequent split or reverse split, the Index Factor will be adjusted accordingly.
Early Redemption at the Holder’s Option
Subject to the notification and minimum redemption requirements, a holder may submit ETNs for redemption on any Redemption Date during the term of the ETNs. If a holder submits ETNs for redemption, the holder will receive a cash payment per ETN equal to the Closing Indicative Value of the ETNs on the Valuation Date following the Business Day on which we receive the holder’s notice of redemption by 4:00 p.m., New York City time, minus the Redemption Charge of 0.10%. The holder must submit for redemption at least 50,000 ETNs at one time to exercise the redemption right on any holder Redemption Date.
Redemption Charge
The “Redemption Charge” is a one-time charge imposed upon early redemption at the holder’s option, equal to 0.10%, multiplied by the Closing Indicative Value on the applicable Valuation Date.
Redemption Date
The “Redemption Date”, in the case of redemption at the holder’s option, is the third Business Day following any applicable Valuation Date. The final Redemption Date will be the third Business Day following the Valuation Date that is on the Final Valuation Period End Date or Issuer Redemption Valuation Period End Date, as applicable. In the case of a redemption at our option, the Redemption Date is the seventh Business Day immediately following the Issuer Redemption Valuation Period Start Date.
Valuation Date
A “Valuation Date” is each Trading Day from, and including, the Inception Date up to, and including, the Final Valuation Period End Date or Issuer Redemption Valuation Period End Date, as applicable, subject to postponement for Market Disruption Events.
Early Redemption at Our Option
Beginning September 25, 2014, we may call the ETNs for redemption, in whole and not in part on any Redemption Date during the term of the ETNs. If we redeem the ETNs, the holder will receive on the applicable Redemption Date a cash payment per ETN equal to the Closing Indicative Value of the ETNs on the Issuer Redemption Valuation Period End Date. The Closing Indicative Value on the Issuer Redemption Valuation Period End Date will be adjusted down by any final Coupon Amount otherwise due on the applicable Redemption Date.
Issuer Redemption Valuation Period
The “Issuer Redemption Valuation Period” is the consecutive Observation Day period commencing on, and including, the Issuer Redemption Valuation Period Start Date and ending on, and including, the Issuer Redemption Valuation Period End Date.
Issuer Redemption Valuation Period Start Date
The “Issuer Redemption Valuation Period Start Date” is the first Observation Day of the Issuer Redemption Valuation Period as specified in the issuer redemption notice, subject to postponement for non-Observation Days.
Issuer Redemption Valuation Period End Date
The “Issuer Redemption Valuation Period End Date” is the earlier of (i) the scheduled Observation Day as specified in the issuer redemption notice, (ii) the fifth Observation Day during the period commencing on, and including, the Issuer Redemption Valuation Period Start Date and (iii) the sixth Business Day immediately following the Issuer Redemption Valuation Period Start Date.

Market Disruption Events
The determination of the value of an ETN on the Final Valuation Period End Date, the Issuer Redemption Valuation Period End Date or on any other applicable Valuation Date, as applicable, may be postponed if the C-Tracks Calculation Agent determines that a Market Disruption Event has occurred or is continuing during the Final Valuation Period or Issuer Redemption Valuation Period or on any such Valuation Date. In no event, however, will (i) the Final Valuation Period End Date (including the Coupon Determination Date that is on the Final Valuation Period End Date) be postponed more than three Business Days past the originally scheduled Final Valuation Period End Date, (ii) the Issuer Redemption Valuation Period End Date be postponed past the sixth Business Day immediately following the Issuer Redemption Valuation Period Start Date or (iii) any Valuation Date be postponed by more than five Trading Days or past the scheduled Final Valuation Period End Date. If a Market Disruption Event occurs or is continuing on such final postponed days, that day will nevertheless be the Final Valuation Period End Date (and final Coupon Determination Date), Issuer Redemption Valuation Period End Date or other applicable Valuation Date, as applicable, and the C-Tracks Calculation Agent will make a good-faith estimate in its sole discretion of the Closing Indicative Value for such day. All determinations and adjustments to be made by the C-Tracks Calculation Agent may be made in the C-Tracks Calculation Agent’s sole discretion.
Market Disruption Event
“Market Disruption Event” means, as determined by the C-Tracks Calculation Agent, (i) the occurrence or existence of any suspension of or limitation imposed on trading by the relevant Exchange or otherwise (whether by reason of movements in price exceeding limits permitted by the relevant Exchange or otherwise) relating to securities that comprise 20 percent or more of the level of the Index, which the C-Tracks Calculation Agent determines is material, at any time during the one-hour period that ends at the Closing Time of the relevant Exchange; (ii) the occurrence or existence of any event (other than an Early Closure (as defined below)) that disrupts or impairs (as determined by the C-Tracks Calculation Agent) the ability of market participants in general to effect transactions in, or obtain market values for, securities that comprise 20 percent or more of the level of the Index on their relevant Exchanges, which the C-Tracks Calculation Agent determines is material, at any time during the one-hour period that ends at the Closing Time of the relevant Exchange; (iii) the closure on any Constituent Trading Day of the Exchange(s) for securities comprising 20 percent or more of the level of the Index or any Related Exchange prior to its Scheduled Closing Time unless such earlier closing time is announced by such Exchange or Related Exchange at least one hour prior to the earlier of (a) the actual closing time for the regular trading session on such Exchange or Related Exchange on such Constituent Trading Day and (b) the submission deadline for orders to be entered into the Exchange or Related Exchange system for execution at such actual closing time (an “Early Closure”); or (iv) the failure of the Exchange for any security included in the Index or any Related Exchange to open for trading during its regular trading session. For purposes of this definition, the relevant percentage contribution of a security included in the Index to the level of the Index will be based on a comparison of the portion of the level of the Index attributable to that security to the level of the Index, in each case immediately before the applicable event that, if the 20 percent threshold is met, would be a Market Disruption Event.
Closing Time
“Closing Time” on any day for any Exchange or Related Exchange is the Scheduled Closing Time for such Exchange or Related Exchange on such day or, if earlier, the actual closing time of such Exchange or Related Exchange on such day.

Exchange
“Exchange” means, with respect to any security included in the Index, the principal U.S. national securities exchange on which trading in such security occurs.
Related Exchange
“Related Exchange” means, with respect to any security included in the Index, each exchange where trading has a material effect (as determined by the C-Tracks Calculation Agent) on the overall market for futures or options contracts relating to such security.
Scheduled Closing Time
The “Scheduled Closing Time” on any day for any Exchange or Related Exchange is the scheduled weekday closing time of such Exchange or Related Exchange on such day, without regard to after hours or any other trading outside of the regular trading session hours.
Constituent Trading Day
A “Constituent Trading Day” means, with respect to any security included in the Index, any day on which the Exchange and each Related Exchange for that security are open for trading during their respective regular trading sessions, notwithstanding any such Exchange or Related Exchange closing prior to its Scheduled Closing Time.
Discontinuance of the Index
If the Index Calculation Agent discontinues publication of the Index and another entity publishes a successor or substitute index that the C-Tracks Calculation Agent determines, in its sole discretion, to be comparable to the Index, then the level of the Index will be determined by reference to the level of that index, which we refer to as a “Successor Index.” Upon any selection by the C-Tracks Calculation Agent of a Successor Index, the C-Tracks Calculation Agent will cause notice to be furnished to us and the Trustee, who will provide notice of the selection of the Successor Index to the registered holders of the ETNs. If the Index Calculation Agent discontinues publication of the Index and a Successor Index is not selected as described above or is no longer published on any date of determination of the level of the Index, the value to be substituted for the Index for that date will be a value computed by the C-Tracks Calculation Agent for that date in accordance with the procedures last used to calculate the Index prior to any such discontinuance. If a Successor Index is selected or the C-Tracks Calculation Agent calculates a value as a substitute for the Index as described above, the Successor Index or value will be substituted for the Index for all purposes, including for purposes of determining whether a Market Disruption Event occurs. Notwithstanding these alternative arrangements, discontinuance of the publication of the Index may adversely affect the market value of the ETNs. All determinations made by the Index Calculation Agent and the C-Tracks Calculation Agent will be at the sole discretion of the Index Calculation Agent or the C-Tracks Calculation Agent as applicable, and will be conclusive for all purposes and binding on us, Citigroup Inc. and the beneficial owners of the ETNs, absent manifest error.
Events of Default
In case an event of default with respect to the ETNs shall have occurred and be continuing, the amount declared due and payable for each ETN upon any acceleration of the ETNs (the “Acceleration Amount”) will be equal to an amount determined by reference to the Closing Indicative Value as of the date of acceleration.

If the maturity of the ETNs is accelerated because of an event of default as described above, we shall, or shall cause the C-Tracks Calculation Agent to, provide written notice to the Trustee at its New York office, on which notice the Trustee may conclusively rely, and to DTC of the Acceleration Amount and the aggregate cash amount due with respect to the ETNs as promptly as possible and in no event later than two Business Days after the date of acceleration.
Split or Reverse Split of the ETNs
We may initiate a split or reverse split of the ETNs at any time. We will determine the ratio of such split or reverse split, as applicable, using relevant market indicia. If we decide to initiate a split or reverse split, as applicable, such date shall be deemed to be the “announcement date,” and we will issue a notice to holders of the relevant C-Tracks and press release announcing the split or reverse split, the ratio and specifying the effective date of the split or reverse split.
If the ETNs undergo a split or reverse split as described in the paragraph above, we will adjust the terms of the ETNs accordingly. The effective date for the split or reverse split will be specified in the announcement, and will be at least three Business Days after the announcement date. In the case of a reverse split, we reserve the right to address odd numbers of ETNs (commonly referred to as “partials”) in a manner determined by us in our sole discretion.
Additional Terms in the 1987 Indenture
Events of Default and Acceleration
Events of Default include (i) failure to pay required interest on any debt security of such series for 30 days; (ii) failure to pay principal, other than a scheduled installment payment to a sinking fund or premium, if any, on any debt security of such series when due; (iii) failure to make any required scheduled installment payment to a sinking fund for 30 days on debt securities of such series; (iv) failure to perform for 90 days after notice any other covenant in the Indenture other than a covenant included in the Indenture solely for the benefit of a series of debt securities other than such series; and (v) certain events of bankruptcy or insolvency, whether voluntary or not.
If an Event of Default should occur and be continuing, either the Trustee or the holders of 25% in the principal amount of outstanding debt securities of such series may declare each debt security of that series due and payable. Citigroup is required to file annually with the Trustee a statement of an officer as to the fulfillment by Citigroup of its obligations under the Indenture during the preceding year.
No Event of Default regarding one series of senior debt securities issued under the Indenture is necessarily an Event of Default regarding any other series of senior debt securities.
Holders of a majority in principal amount of the outstanding debt securities of any series will be entitled to control certain actions of the Trustee and to waive past defaults regarding such series. The Trustee generally will not be under any obligation to act at the request, order or direction of any of the holders of debt securities, unless one or more of such holders shall have offered to the Trustee security or indemnity reasonably satisfactory to it.
Covenants on Mergers and Other Significant Corporate Actions
The Indenture provides that Citigroup will not merge or consolidate with another corporation or sell other than for cash or lease all or substantially all its assets to another corporation, or purchase all or substantially all the assets of another corporation unless: (a) either (1) Citigroup is the continuing corporation, or (2) the successor corporation, if other than Citigroup, expressly assumes by supplemental indenture the obligations evidenced by the securities issued pursuant to the indenture; and (b) immediately after the transaction, there would not be any default in the performance of any covenant or condition of the Indenture.
Limitation of Actions
Before any holder of any series of debt securities may institute action for any remedy, except payment on such holder’s debt security when due, the holders of not less than 25% in principal amount of the debt securities of that series outstanding must request the Trustee to take action. Holders must also offer security and indemnity reasonably satisfactory to the Trustee against liabilities incurred by the Trustee for taking such action.
Modification
Citigroup and the Trustee can enter into supplemental Indentures to establish the form and terms of any series of debt securities without obtaining the consent of any holder of debt securities. Citigroup and the Trustee may, with the consent of the holders of at least 66 2/3% in aggregate principal amount of the senior debt securities of a series or at least a majority in aggregate principal amount of the subordinated debt securities of a series, modify the Indenture or the rights of the holders of the securities of such series to be affected. No such modification may, without the consent of the holder of each security so affected: (i) change the fixed maturity of any such securities; (ii) reduce the rate of interest on such securities; (iii) reduce the principal amount of such securities or the premium, if any, on such securities; (iv) reduce the amount of the principal of any securities issued originally at a discount; (v) change the currency in which any such securities are payable; or (vi) impair the right to sue for the enforcement of any such payment on or after the maturity of such securities.
In addition, no such modification may: (i) reduce the percentage of securities referred to above whose holders need to consent to the modification without the consent of such holders; or (ii) change, without the written consent of the Trustee, the rights, duties or immunities of the Trustee.
Description of C-Tracks Exchange-Traded Notes Miller/Howard
Strategic Dividend Reinvestor Due September 16, 2024
General
The C-Tracks Exchange-Traded Notes Miller/Howard Strategic Dividend Reinvestor due September 16, 2024 (in this section, the “ETNs”) are issued under the 2013 Indenture. The return on the ETNs is linked to the Miller/Howard Strategic Dividend Reinvestor Index Total Return (with respect to this section, the “Index”) which provides exposure to a portfolio of 30 equally weighted companies whose stocks or other types of equity interests are traded on U.S. exchanges. The stocks included in the Index are selected quarterly pursuant to rules based on certain quantitative fundamental factors, including dividend yield, expected growth of dividend yield, market valuation relative to book value, return on invested capital relative to price-to-earnings ratio and trailing 26‑week stock price momentum. The Index sponsor is Miller/Howard Strategic Indexes, LLC (the “Index Sponsor”). The Chicago Board Options Exchange (the “CBOE”) is the Index calculation agent (the “Index Calculation Agent”). CGMI is the ETN calculation agent (the “C-Tracks Calculation Agent”). The ETNs are listed on the NYSE Arca under the ticker symbol “DIVC.”

In addition to the terms summarized in this section, see “Additional Terms in the 2013 Indenture” herein for additional terms of the ETNs.
Inception, Issuance and Maturity
The ETNs were first sold on September 11, 2014 (the “Inception Date”), were first issued on September 16, 2014 (the “Issue Date”) and are due on September 16, 2024 (the “Maturity Date”).
Interest
We will not pay interest on the ETNs.
Denomination
The denomination and stated principal amount of each ETN is $25.00.
Payment and Redemption
Payment at Maturity
Unless earlier redeemed, for each $25.00 stated principal amount ETN then held, the holder will receive a cash payment at maturity equal to the Closing Indicative Value of the ETNs on the Final Valuation Period End Date.
Closing Indicative Value
For any calendar day, the “Closing Indicative Value” is (i) the C-Tracks Current Value on that day minus (ii) the Accrued Investor Fee on that day.
C-Tracks Current Value
The “C-Tracks Current Value” on the Inception Date was set to $25.00. Thereafter the C-Tracks Current Value will equal:
•For each calendar day after the Inception Date and prior to the Final Valuation Period or the Issuer Redemption Valuation Period, as applicable, the C-Tracks Current Value on the immediately preceding calendar day multiplied by the Daily Return Factor on the current calendar day.
•For each calendar day during the Final Valuation Period or Issuer Redemption Valuation Period, as applicable, the sum of (i) the Index Exposure and (ii) the Notional Cash Amount.
If the ETNs undergo any split or reverse split, the C-Tracks Current Value will be adjusted accordingly.
Daily Return Factor
The “Daily Return Factor” is, for any calendar day, the Closing Level of the Index on that day, divided by the Closing Level of the Index on the immediately preceding calendar day. The Closing Level of the Index on any day that is not a Trading Day will be deemed to be the same as on the immediately preceding Trading Day and, during the Final Valuation Period or Issuer Redemption Valuation Period, as

applicable, the Closing Level of the Index on any Trading Day that is not an Observation Day will be deemed to be the same as on the immediately preceding Observation Day.
Index Exposure
The “Index Exposure” is, for each Observation Day during the Final Valuation Period or the Issuer Redemption Valuation Period, as applicable, the product of (i) the Index Exposure on the immediately preceding Observation Day (or, in the case of the Final Valuation Period Start Date or Issuer Redemption Valuation Period start date, as applicable, the C-Tracks Current Value on the immediately preceding Observation Day) multiplied by the Daily Return Factor on the current Observation Day and (ii) a fraction equal to (a) the number of scheduled Observation Days left in the Final Valuation Period or Issuer Redemption Valuation Period, as applicable, excluding the current Observation Day divided by (b) the number of scheduled Observation Days left in the Final Valuation Period or Issuer Redemption Valuation Period, as applicable, including the current Observation Day. The Index Exposure on any day that is not an Observation Day will be deemed to be the same as on the immediately preceding Observation Day.
Notional Cash Amount
The “Notional Cash Amount” is, for each Observation Day during the Final Valuation Period or the Issuer Redemption Valuation Period, as applicable, the sum of (i) the Notional Cash Amount on the immediately preceding Observation Day (or, in the case of the Final Valuation Period Start Date or Issuer Redemption Valuation Period Start Date, as applicable, $0.00) and (ii) the Index Exposure on the immediately preceding Observation Day (or, in the case of the Final Valuation Period Start Date or Issuer Redemption Valuation Period Start Date, as applicable, the C-Tracks Current Value on the immediately preceding Observation Day) multiplied by the Daily Return Factor on the current Observation Day divided by the number of scheduled Observation Days left in the Final Valuation Period or Issuer Redemption Valuation Period, as applicable, including the current Observation Day. The Notional Cash Amount on any day that is not an Observation Day will be deemed to be the same as on the immediately preceding Observation Day.
Accrued Investor Fee
The “Accrued Investor Fee” on the Inception Date was set to $0.00. For each calendar day thereafter, the Accrued Investor Fee will equal: (i) the Accrued Investor Fee on the immediately preceding calendar day, plus (ii)(a) 0.70% multiplied by (b) the Closing Indicative Value on the immediately preceding calendar day divided by (c) 365. If the ETNs undergo any split or reverse split, the Accrued Investor Fee will be adjusted accordingly.
Final Valuation Period
The Final Valuation Period is the consecutive Observation Day period commencing on, and including, the Final Valuation Period Start Date, which is September 6, 2024 (subject to postponement for non-Observation Days) and ending on, and including, the Final Valuation Period End Date, which is September 11, 2024 (subject to postponement for non-Observation Days).
Business Day
“Business Day” means a day, as determined by the C-Tracks Calculation Agent, that is not a Saturday, a Sunday or a day on which the banking institutions or trust companies in the City of New York are closed.

Trading Day
“Trading Day” means a day, as determined by the C-Tracks Calculation Agent, on which (i) the level of the Index is calculated and published and (ii) trading is generally conducted on the New York Stock Exchange (including NYSE Arca and NYSE Amex), Nasdaq Global Select Market, Nasdaq Select Market and Nasdaq Capital Market.
Observation Day
“Observation Day” means each Trading Day on which no Market Disruption Event has occurred or is continuing.
Closing Level of the Index
The “Closing Level” of the Index means the closing level of the Index published by the Index Calculation Agent at the regular weekday close of trading on any Trading Day. The Closing Level of the Index on any day that is not a Trading Day will be deemed to be the same as on the immediately preceding Trading Day.
Early Redemption at the Holder’s Option
Subject to the notification and minimum redemption requirements, a holder may submit ETNs for redemption on any Redemption Date during the term of the ETNs. If a holder submits ETNs for redemption, the holder will receive a cash payment per ETN equal to the Closing Indicative Value of the ETNs on the Valuation Date following the Business Day on which we receive the holder’s notice of redemption by 4:00 pm, New York City time, minus the Redemption Charge of 0.10%. The holder must submit for redemption at least 50,000 ETNs at one time to exercise the redemption right on any holder Redemption Date.
Redemption Charge
The “Redemption Charge” is a one-time charge imposed upon early redemption at the holder’s option, equal to 0.10%, multiplied by the Closing Indicative Value on the applicable Valuation Date.
Redemption Date
The “Redemption Date” is, in the case of redemption at the holder’s option, the third Business Day following any applicable Valuation Date. The final Redemption Date will be the third Business Day following the Valuation Date that is on the Final Valuation Period End Date or Issuer Redemption Valuation Period End Date, as applicable. In the case of a redemption at our option, the Redemption Date is the seventh Business Day immediately following the Issuer Redemption Valuation Period Start Date.
Valuation Date
A “Valuation Date” is each Trading Day from, and including, the Inception Date up to, and including, the Final Valuation Period End Date or Issuer Redemption Valuation Period End Date, as applicable, subject to postponement for Market Disruption Events.
Early Redemption at Our Option

Beginning September 16, 2015, we may call the ETNs for redemption, in whole and not in part on any Redemption Date during the term of the ETNs. If we redeem the ETNs, the holder will receive on the applicable Redemption Date a cash payment per ETN equal to the Closing Indicative Value of the ETNs on the Issuer Redemption Valuation Period End Date.
Issuer Redemption Valuation Period
The “Issuer Redemption Valuation Period” is the consecutive Observation Day period commencing on, and including, the Issuer Redemption Valuation Period Start Date and ending on, and including, the Issuer Redemption Valuation Period End Date.
Issuer Redemption Valuation Period Start Date
The “Issuer Redemption Valuation Period Start Date” is the first Observation Day of the Issuer Redemption Valuation Period as specified in the issuer redemption notice, subject to postponement for non-Observation Days.
Issuer Redemption Valuation Period End Date
The “Issuer Redemption Valuation Period End Date” is the earlier of (i) the scheduled Observation Day as specified in the issuer redemption notice, (ii) the fifth Observation Day during the period commencing on, and including, the Issuer Redemption Valuation Period Start Date and (iii) the sixth Business Day immediately following the Issuer Redemption Valuation Period Start Date.
Market Disruption Events
The determination of the value of an ETN on the Final Valuation Period End Date, the Issuer Redemption Valuation Period End Date or on any other applicable Valuation Date, as applicable, may be postponed if the C-Tracks Calculation Agent determines that a Market Disruption Event has occurred or is continuing during the Final Valuation Period or Issuer Redemption Valuation Period or on any such Valuation Date. In no event, however, will (i) the Final Valuation Period End Date be postponed more than three Business Days past the originally scheduled Final Valuation Period End Date, (ii) the Issuer Redemption Valuation Period End Date be postponed past the sixth Business Day immediately following the Issuer Redemption Valuation Period Start Date or (iii) any Valuation Date be postponed by more than five Trading Days or past the scheduled Final Valuation Period End Date. If a Market Disruption Event occurs or is continuing on such final postponed days, that day will nevertheless be the Final Valuation Period End Date, Issuer Redemption Valuation Period End Date or other applicable Valuation Date, as applicable, and the C-Tracks Calculation Agent will make a good-faith estimate in its sole discretion of the Closing Indicative Value for such day.
Market Disruption Event
A “Market Disruption Event” means, as determined by the C-Tracks Calculation Agent, (i) the occurrence or existence of any suspension of or limitation imposed on trading by the relevant Exchange or otherwise (whether by reason of movements in price exceeding limits permitted by the relevant Exchange or otherwise) relating to securities that comprise 20 percent or more of the level of the Index, which the C-Tracks Calculation Agent determines is material, at any time during the one-hour period that ends at the Closing Time of the relevant Exchange; (ii) the occurrence or existence of any event (other than an Early Closure (as defined below)) that disrupts or impairs (as determined by the C-Tracks Calculation Agent) the ability of market participants in general to effect transactions in, or obtain market values for, securities that comprise 20 percent or more of the level of the Index on their relevant

Exchanges, which the C-Tracks Calculation Agent determines is material, at any time during the one-hour period that ends at the Closing Time of the relevant Exchange; (iii) the closure on any Constituent Trading Day of the Exchange(s) for securities comprising 20 percent or more of the level of the Index or any Related Exchange prior to its Scheduled Closing Time unless such earlier closing time is announced by such Exchange or Related Exchange at least one hour prior to the earlier of (a) the actual closing time for the regular trading session on such Exchange or Related Exchange on such Constituent Trading Day and (b) the submission deadline for orders to be entered into the Exchange or Related Exchange system for execution at such actual closing time (an “Early Closure”); or (iv) the failure of the Exchange for any security included in the Index or any Related Exchange to open for trading during its regular trading session. For purposes of this definition, the relevant percentage contribution of a security included in the Index to the level of the Index will be based on a comparison of the portion of the level of the Index attributable to that security to the level of the Index, in each case immediately before the applicable event that, if the 20 percent threshold is met, would be a Market Disruption Event.
Closing Time
The “Closing Time” on any day for any Exchange or Related Exchange is the Scheduled Closing Time for such Exchange or Related Exchange on such day or, if earlier, the actual closing time of such Exchange or Related Exchange on such day.
Exchange
“Exchange” means, with respect to any security included in the Index, the principal U.S. national securities exchange on which trading in such security occurs.
Related Exchange
“Related Exchange” means, with respect to any security included in the Index, each exchange where trading has a material effect (as determined by the C-Tracks Calculation Agent) on the overall market for futures or options contracts relating to such security.
Scheduled Closing Time
The “Scheduled Closing Time” on any day for any Exchange or Related Exchange is the scheduled weekday closing time of such Exchange or Related Exchange on such day, without regard to after hours or any other trading outside of the regular trading session hours.
Constituent Trading Day
A “Constituent Trading Day” means, with respect to any security included in the Index, any day on which the Exchange and each Related Exchange for that security are open for trading during their respective regular trading sessions, notwithstanding any such Exchange or Related Exchange closing prior to its Scheduled Closing Time.
Alternate Exchange Calculation in Case of an Event of Default
In case an Event of Default shall have occurred and be continuing, the amount declared due and payable for each ETN upon any acceleration of the ETNs (the “Acceleration Amount”) will be equal to an amount determined by reference to the Closing Indicative Value as of the date of acceleration. If the maturity of the ETNs is accelerated because of an Event of Default, we shall, or shall cause the C-Tracks Calculation Agent to, provide written notice to the Trustee at its New York office, on which notice the

Trustee may conclusively rely, and to DTC of the Acceleration Amount and the aggregate cash amount due with respect to the ETNs as promptly as possible and in no event later than two Business Days after the date of acceleration.
Discontinuance of the Index
If the Index Calculation Agent discontinues publication of the Index and another entity publishes a successor or substitute index that the C-Tracks Calculation Agent determines, in its sole discretion, to be comparable to the Index, then the level of the Index will be determined by reference to the level of that index (a “Successor Index”). Upon any selection by the C-Tracks Calculation Agent of a Successor Index, the C-Tracks Calculation Agent will cause notice to be furnished to us and the Trustee, who will provide notice of the selection of the Successor Index to the registered holders of the ETNs. If the Index Calculation Agent discontinues publication of the Index and a Successor Index is not selected as described above or is no longer published on any date of determination of the level of the Index, the value to be substituted for the Index for that date will be a value computed by the C-Tracks Calculation Agent for that date in accordance with the procedures last used to calculate the Index prior to any such discontinuance. If a Successor Index is selected or the C-Tracks Calculation Agent calculates a value as a substitute for the Index as described above, the Successor Index or value will be substituted for the Index for all purposes, including for purposes of determining whether a Market Disruption Event occurs.
Split or Reverse Split of the ETNs
We may initiate a split or reverse split of the ETNs at any time. We will determine the ratio of such split or reverse split, as applicable, using relevant market indicia. If we decide to initiate a split or reverse split, as applicable, such date shall be deemed to be the “announcement date,” and we will issue a notice to holders of the relevant C-Tracks and press release announcing the split or reverse split, the ratio and specifying the effective date of the split or reverse split.
If the ETNs undergo a split or reverse split as described in the paragraph above, we will adjust the terms of the ETNs accordingly. The effective date for the split or reverse split will be specified in the announcement, and will be at least three Business Days after the announcement date. In the case of a reverse split, we reserve the right to address odd numbers of ETNs (commonly referred to as “partials”) in a manner determined by us in our sole discretion.
Additional Terms in the 2013 Indenture
Events of Default and Acceleration
Events of Default with respect to any series of debt securities are: (i) failure to pay required interest on any debt security of such series for 30 days; (ii) failure to pay principal, other than a scheduled installment payment to a sinking fund or premium, if any, on any debt security of such series when due; (iii) failure to make any required scheduled installment payment to a sinking fund for 30 days on debt securities of such series; (iv) failure to perform for 90 days after notice any other covenant in the Indenture other than a covenant included in the Indenture solely for the benefit of a series of debt securities other than such series; and (v) certain events of bankruptcy or insolvency, whether voluntary or not.
If an Event of Default regarding debt securities of any series issued under the Indentures should occur and be continuing, either the Trustee or the holders of 25% in the principal amount of outstanding debt securities of such series may declare each debt security of that series due and payable. Citigroup is required to file annually with the Trustee a statement of an officer as to the fulfillment by Citigroup of its obligations under the Indentures during the preceding year.
No Event of Default regarding one series of senior debt securities issued under the senior debt Indenture is necessarily an Event of Default regarding any other series of senior debt securities. For purposes of this section, “series” refers to debt securities having identical terms, except as to issue date, principal amount and, if applicable, the date from which interest begins to accrue.
Holders of a majority in principal amount of the outstanding debt securities of any series will be entitled to control certain actions of the Trustee and to waive past defaults regarding such series. The Trustee generally will not be under any obligation to act at the request, order or direction of any of the holders of debt securities, unless one or more of such holders shall have offered to the Trustee security or indemnity reasonably satisfactory to it.
If there is an Event of Default, the Trustee or holders of 25% of the principal amount of senior debt securities outstanding in a series can demand that the principal be paid immediately. However, holders of a majority in principal amount of the securities in that series could rescind that acceleration of the debt securities. The occurrence of a default for any reason other than (i) nonpayment of principal or interest that has continued for 30 days or (ii) certain events of insolvency or bankruptcy will not give the Trustee or such holders the right to demand that the principal of the senior debt securities be paid immediately.
Covenants on Mergers and Other Significant Corporate Actions
The Indenture provides that Citigroup will not merge or consolidate with another corporation or sell other than for cash or lease all or substantially all its assets to another corporation unless: (a) either (1) Citigroup is the continuing corporation, or (2) the successor corporation, if other than Citigroup, is a U.S. corporation and expressly assumes by supplemental indenture the obligations evidenced by the securities issued pursuant to the indenture; and (b) immediately after the transaction, there would not be any default in the performance of any covenant or condition of the indenture.
Limitation of Actions
Before any holder of any series of debt securities may institute action for any remedy, except payment on such holder’s debt security when due, the holders of not less than 25% in principal amount of the debt securities of that series outstanding must request the Trustee to take action. Holders must also offer security and indemnity reasonably satisfactory to the Trustee against liabilities incurred by the Trustee for taking such action.
Modification
Citigroup and the relevant Trustee can enter into supplemental indentures to establish the form and terms of any series of debt securities without obtaining the consent of any holder of debt securities. Citigroup and the Trustee may, with the consent of the holders of at least a majority in aggregate principal amount of the senior debt securities of a series or at least a majority in aggregate principal amount of the subordinated debt securities of a series that, in each case, are affected by such modification, modify the applicable Indenture or the rights of the holders of the securities of such series to be affected.
No such modification may, without the consent of the holder of each security so affected: (i) change the fixed maturity of any such securities; (ii) reduce the rate of interest on such securities; (iii) reduce the principal amount of such securities or the premium, if any, on such securities; (iv) reduce the amount of the principal of any securities issued originally at a discount; (v) change the currency in which any such securities are payable; or (vi) impair the right to sue for the enforcement of any such payment on or after the maturity of such securities.
In addition, no such modification may: (a) reduce the percentage of securities referred to above whose holders need to consent to the modification without the consent of such holders; or (b) change the rights, duties or immunities of the Trustee unless the Trustee agrees to such change.
Description of C-Tracks ETNs on the Miller/Howard MLP Fundamental Index, Series B, Due July 13, 2026
General
The C-Tracks ETNs on the Miller/Howard MLP Fundamental Index, Series B, Due July 13, 2026 (in this section, the “ETNs”) are issued under the 2016 Indenture. The return on the ETNs is linked to the price return version of the Miller/Howard MLP Fundamental Index (with respect to this section, the “Index”). The Index is intended to provide exposure to a target basket of 25 energy master limited partnerships (“MLPs”) selected using certain quantitative fundamental factors, including distribution growth, estimated capital expenditures and distribution coverage. The Index selects and weights the MLPs through a quarterly, rules-based selection process. The calculation agent of the ETNs is CGMI (the “C-Tracks Calculation Agent”) and the index calculation agent is CBOE (the “Index Calculation Agent”). The Index sponsor is Miller/Howard Strategic Indexes, LLC (the “Index Sponsor”). The ETNs are listed on NYSE Arca under the ticker symbol “MLPE.”
In addition to the terms summarized in this section, see “Additional Terms in the 2016 Indenture” herein for additional terms of the ETNs.
Inception, Issuance and Maturity
The ETNs were first sold on August 8, 2016 (the “Inception Date”), were first issued on August 11, 2016 (the “Issue Date”) and are due on July 13, 2026 (the “Maturity Date”).
Interest
The ETNs pay a coupon on each quarterly Coupon Payment Date, which is an amount in cash equal to the Coupon Amount, if any. As further described herein, the Coupon Amount will equal the Accrued Distribution Amount, which is based on the ordinary cash distributions that a hypothetical holder of Index constituents would have been entitled to receive in respect of the Index constituents during the relevant period, reduced by the Accrued Investor Fee.
Denomination
The denomination and stated principal amount of each ETN is $25.00.
Payment and Redemption
Payment at Maturity
Unless earlier redeemed, for each $25.00 stated principal amount ETN then held, the holder will receive a cash payment at maturity equal to the Closing Indicative Value of the ETNs on the Final

Valuation Period End Date. The Closing Indicative Value on the Final Valuation Period End Date will be adjusted down by any final Coupon Amount otherwise due at maturity.
Closing Indicative Value
For any calendar day, the “Closing Indicative Value” is (i) the C-Tracks Current Value on that day, plus (ii) the Accrued Distribution Amount on that day, minus (iii) the Accrued Investor Fee on that day.
C-Tracks Current Value
The “C-Tracks Current Value” on the Inception Date was set to $25.00. Thereafter the C-Tracks Current Value will equal:
•for each calendar day thereafter prior to the Final Valuation Period or the Issuer Redemption Valuation Period, as applicable, the C-Tracks Current Value on the immediately preceding calendar day multiplied by the Daily Return Factor on the current calendar day; and
•for each calendar day during the Final Valuation Period or Issuer Redemption Valuation Period, as applicable, the sum of (a) the Index Exposure and (b) the Notional Cash Amount.
If the ETNs undergo any subsequent split or reverse split, the C-Tracks Current Value will be adjusted accordingly.
Daily Return Factor
The “Daily Return Factor” is, For any calendar day, the Closing Level of the Index on that day, divided by the Closing Level of the Index on the immediately preceding calendar day. The Closing Level of the Index on any day that is not a Trading Day will be deemed to be the same as on the immediately preceding Trading Day and, during the Final Valuation Period or Issuer Redemption Valuation Period, as applicable, the Closing Level of the Index on any Trading Day that is not an Observation Day will be deemed to be the same as on the immediately preceding Observation Day.
Index Exposure
The “Index Exposure” is, for each Observation Day during the Final Valuation Period or the Issuer Redemption Valuation Period, as applicable, the product of (i) the Index Exposure on the immediately preceding Observation Day (or, in the case of the Final Valuation Period Start Date or Issuer Redemption Valuation Period Start Date, as applicable, the C-Tracks Current Value on the immediately preceding Observation Day) multiplied by the Daily Return Factor on the current Observation Day and (ii) a fraction equal to (a) the number of scheduled Observation Days left in the Final Valuation Period or Issuer Redemption Valuation Period, as applicable, excluding the current Observation Day divided by (b) the number of scheduled Observation Days left in the Final Valuation Period or Issuer Redemption Valuation Period, as applicable, including the current Observation Day. The Index Exposure on any day that is not an Observation Day will be deemed to be the same as on the immediately preceding Observation Day.
Notional Cash Amount

The “Notional Cash Amount” is, for each Observation Day during the Final Valuation Period or the Issuer Redemption Valuation Period, as applicable, the sum of (i) the Notional Cash Amount on the immediately preceding Observation Day (or, in the case of the Final Valuation Period Start Date or Issuer Redemption Valuation Period Start Date, as applicable, $0.00) and (ii) the Index Exposure on the immediately preceding Observation Day (or, in the case of the Final Valuation Period Start Date or Issuer Redemption Valuation Period Start Date, as applicable, the C-Tracks Current Value on the immediately preceding Observation Day) multiplied by the Daily Return Factor on the current Observation Day divided by the number of scheduled Observation Days left in the Final Valuation Period or Issuer Redemption Valuation Period, as applicable, including the current Observation Day. The Notional Cash Amount on any day that is not an Observation Day will be deemed to be the same as on the immediately preceding Observation Day.
Accrued Investor Fee
The “Accrued Investor Fee” is set to $0.00 on the Inception Date. For each calendar day thereafter, the Accrued Investor Fee is (i) the Accrued Investor Fee on the immediately preceding calendar day, plus (ii) (a) 0.85% multiplied by (b) the Closing Indicative Value on the immediately preceding calendar day divided by 365, minus (iii) the Coupon Fee Adjustment Amount on the current calendar day. If the ETNs undergo any subsequent split or reverse split, the Accrued Investor Fee will be adjusted accordingly.
Final Valuation Period
The consecutive Observation Day period commencing on, and including, the Final Valuation Period Start Date, which is July 1, 2026 (subject to postponement for non-Observation Days) and ending on, and including, the Final Valuation Period End Date, which is July 6, 2026 (subject to postponement for non-Observation Days).
Business Day
“Business Day” means a day, as determined by the C-Tracks Calculation Agent, that is (i) not a Saturday, a Sunday or a day on which the banking institutions or trust companies in the City of New York are closed and (ii) is a scheduled Trading Day.
Trading Day
“Trading Day” means a day, as determined by the C-Tracks Calculation Agent, on which (i) the level of the Index is calculated and published and (ii) trading is generally conducted on the New York Stock Exchange (including NYSE Arca and NYSE Amex), NASDAQ Global Select Market, NASDAQ Select Market and NASDAQ Capital Market.
Observation Day
“Observation Day” means each Trading Day on which no Market Disruption Event has occurred or is continuing.
Closing Level of the Index
The “Closing Level” of the Index means the closing level of the Index published by the Index Calculation Agent at the regular weekday close of trading on any Trading Day. The Closing Level of the

Index on any day that is not a Trading Day will be deemed to be the same as on the immediately preceding Trading Day.
Coupon Payment
Coupon Amount
The “Coupon Amount” is, for any Coupon Determination Date, the greater of (i) zero and (ii) the Accrued Distribution Amount minus the Accrued Investor Fee, each calculated as of that Coupon Determination Date. If on any Coupon Determination Date the Accrued Distribution Amount is less than the Accrued Investor Fee, the holder will not receive any Coupon Payment on the related Coupon Payment Date.
Accrued Distribution Amount
“Accrued Distribution Amount” on the Inception Date was set to $0.00. The Accrued Distribution Amount will be calculated on each calendar day thereafter and will equal, for each calendar day:
•prior to the Final Valuation Period or the Issuer Redemption Valuation Period, (i) the Accrued Distribution Amount on the immediately preceding calendar day, plus (ii) the Index Distribution divided by the Index Factor, each as of the current calendar day, minus (iii) the Coupon Distribution Adjustment Amount as of the current calendar day; and
•during the Final Valuation Period or the Issuer Redemption Valuation Period, as applicable, (i) the Accrued Distribution Amount on the immediately preceding calendar day, plus (ii)(a) the Index Distribution multiplied by a fraction equal to the Index Exposure divided by the C-Tracks Current Value, each as of the immediately preceding calendar day divided by (b) the Index Factor as of the current calendar day, minus (iii) the Coupon Distribution Adjustment Amount as of the current calendar day.
Coupon Determination Dates
“Coupon Determination Date” means the 4th day of each January, April, July and October, beginning October 4, 2016 and ending on the Final Valuation Period End Date or Issuer Redemption Period End Date, as applicable, subject to postponement for non-Business Days, and in the case of the Coupon Determination Date that is on the Final Valuation Period End Date or Issuer Redemption Period End Date, as applicable, non-Observation Days.
Coupon Payment Dates
The “Coupon Payment Date” means, for any Coupon Determination Date, the fifth Business Day after such date, except that the Coupon Payment Date for the Final Valuation Period End Date or the Issuer Redemption Valuation Period End Date, as applicable, will be the Maturity Date or the Redemption Date, as applicable.
Coupon Record Dates
Each Coupon Payment will be made to the holders of record of the ETNs as of the Business Day immediately prior to the Coupon Payment Date (each, a “Coupon Record Date”), except that any final

Coupon Payment for the Maturity Date or, in the event of a redemption at our option, the Redemption Date, will be payable to persons who receive the payment of the Closing Indicative Value at maturity or early redemption at our option, as applicable.
Coupon Ex-dates
“Coupon Ex-date” means, for any Coupon Record Date other than the Final Valuation Period End Date or Issuer Redemption Valuation Period End Date, as applicable, the second scheduled Business Day immediately preceding that Coupon Record Date.
Coupon Distribution Adjustment Amount
“Coupon Distribution Adjustment Amount” means, (i) for any calendar day that is not a Coupon Ex-date, $0.00 and (ii) for any calendar day that is a Coupon Ex-date, the Accrued Distribution Amount as of the close of the immediately preceding Coupon Determination Date.
Coupon Fee Adjustment Amount
The “Coupon Fee Adjustment Amount” means, (i) for any calendar day that is not a Coupon Ex-date, $0.00 and (ii) (a) if the Coupon Amount in respect of such Coupon Ex-date is greater than zero, the Accrued Investor Fee as of the immediately preceding Coupon Determination Date and (b) if the Coupon Amount in respect of such Coupon Ex-date is zero, the Coupon Distribution Adjustment Amount as of that Coupon Ex-date.
Index Distribution
The “Index Distribution” is, for each calendar day, the sum of the products of (i) the value of ordinary cash distributions of each of the Index constituents, net of any dividend withholding tax, that a hypothetical holder of one unit of each Index constituent on such calendar day would have been entitled to receive in respect of that Index constituent for those ordinary cash distributions whose “ex-dividend” date occurs on such calendar day and (ii) the number of units represented by each Index constituent’s applicable weight in the Index. Any special distributions of an Index constituent will not be included in the Index Distribution and will instead be reinvested in that Index constituent.
Index Factor
The “Index Factor” is initially 2.6348, which equals the Closing Level of the Index on the Inception Date divided by $25.00 and which we refer to as the “Initial Index Factor.” The Index Factor will be reset on each Coupon Determination Date and will equal the greater of (i) the Initial Index Factor and (ii) the Closing Level of the Index divided by the Closing Indicative Value, each calculated as of that Coupon Determination Date. If the ETNs undergo any subsequent split or reverse split, the Index Factor will be adjusted accordingly.
Early Redemption at the Holder’s Option
Subject to the notification and minimum redemption requirements, the holder may submit ETNs for redemption on any Redemption Date during the term of the ETNs. If the holder submits ETNs for redemption, the holder will receive a cash payment per ETN equal to the Closing Indicative Value of the ETNs on the Valuation Date following the Business Day on which we receive an investor’s notice of redemption by 4:00 p.m., New York City time, minus the Redemption Charge of 0.10%. The holder must submit for redemption at least 25,000 ETNs at one time to exercise the redemption right on any holder Redemption Date.
Redemption Charge
The “Redemption Charge” is a one-time charge imposed upon early redemption at the holder’s option, equal to 0.10%, multiplied by the Closing Indicative Value on the applicable Valuation Date.
Redemption Date
The “Redemption Date” is, in the case of redemption at the holder’s option, the third Business Day following any applicable Valuation Date. The final Redemption Date will be the third Business Day following the Valuation Date that is on the Final Valuation Period End Date or Issuer Redemption Valuation Period End Date, as applicable. In the case of a redemption at our option, the Redemption Date is the seventh Business Day immediately following the Issuer Redemption Valuation Period Start Date.
Valuation Date
A “Valuation Date” is each Trading Day from, and including, the Inception Date up to, and including, the Final Valuation Period End Date or Issuer Redemption Valuation Period End Date, as applicable, subject to postponement for Market Disruption Events.
Early Redemption at Our Option
Beginning January 1, 2017, we may call the ETNs for redemption, in whole and not in part on any Redemption Date during the term of the ETNs. If we redeem the ETNs, the holder will receive on the applicable Redemption Date a cash payment per ETN equal to the Closing Indicative Value of the ETNs on the Issuer Redemption Valuation Period End Date. The Closing Indicative Value on the Issuer Redemption Valuation Period End Date will be adjusted down by any final Coupon Amount otherwise due on the applicable Redemption Date.
Issuer Redemption Valuation Period
The “Issuer Redemption Valuation Period” is the consecutive Observation Day period commencing on, and including, the Issuer Redemption Valuation Period Start Date and ending on, and including, the Issuer Redemption Valuation Period End Date.
Issuer Redemption Valuation Period Start Date
The “Issuer Redemption Valuation Period Start Date” is the first Observation Day of the Issuer Redemption Valuation Period as specified in the issuer redemption notice, subject to postponement for non-Observation Days.
Issuer Redemption Valuation Period End Date
The “Issuer Redemption Valuation Period End Date” is the earlier of (i) the scheduled Observation Day as specified in the issuer redemption notice, (ii) the fifth Observation Day during the period commencing on, and including, the Issuer Redemption Valuation Period Start Date and (iii) the sixth Business Day immediately following the Issuer Redemption Valuation Period Start Date.
Market Disruption Events

The determination of the value of an ETN on the Final Valuation Period End Date, the Issuer Redemption Valuation Period End Date or on any other applicable Valuation Date, as applicable, may be postponed if the C-Tracks Calculation Agent determines that a Market Disruption Event has occurred or is continuing during the Final Valuation Period or Issuer Redemption Valuation Period or on any such Valuation Date. In no event, however, will (i) the Final Valuation Period End Date (including the Coupon Determination Date that is on the Final Valuation Period End Date) be postponed more than three Business Days past the originally scheduled Final Valuation Period End Date, (ii) the Issuer Redemption Valuation Period End Date be postponed past the sixth Business Day immediately following the Issuer Redemption Valuation Period Start Date or (iii) any Valuation Date be postponed by more than five Trading Days or past the scheduled Final Valuation Period End Date. If a Market Disruption Event occurs or is continuing on such final postponed days, that day will nevertheless be the Final Valuation Period End Date (and final Coupon Determination Date), Issuer Redemption Valuation Period End Date or other applicable Valuation Date, as applicable, and the C-Tracks Calculation Agent will make a good-faith estimate in its sole discretion of the Closing Indicative Value for such day. All determinations and adjustments to be made by the C-Tracks Calculation Agent may be made in the C-Tracks Calculation Agent’s sole discretion.
Market Disruption Event
“Market Disruption Event” means, as determined by the C-Tracks Calculation Agent, (i) the occurrence or existence of any suspension of or limitation imposed on trading by the relevant Exchange or otherwise (whether by reason of movements in price exceeding limits permitted by the relevant Exchange or otherwise) relating to securities that comprise 20 percent or more of the level of the Index, which the C-Tracks Calculation Agent determines is material, at any time during the one-hour period that ends at the Closing Time of the relevant Exchange; (ii) the occurrence or existence of any event (other than an Early Closure (as defined below)) that disrupts or impairs (as determined by the C-Tracks Calculation Agent) the ability of market participants in general to effect transactions in, or obtain market values for, securities that comprise 20 percent or more of the level of the Index on their relevant Exchanges, which the C-Tracks Calculation Agent determines is material, at any time during the one-hour period that ends at the Closing Time of the relevant Exchange; (iii) the closure on any Constituent Trading Day of the Exchange(s) for securities comprising 20 percent or more of the level of the Index or any Related Exchange prior to its Scheduled Closing Time unless such earlier closing time is announced by such Exchange or Related Exchange at least one hour prior to the earlier of (a) the actual closing time for the regular trading session on such Exchange or Related Exchange on such Constituent Trading Day and (b) the submission deadline for orders to be entered into the Exchange or Related Exchange system for execution at such actual closing time (an “Early Closure”); or (iv) the failure of the Exchange for any security included in the Index or any Related Exchange to open for trading during its regular trading session. Index to the level of the Index will be based on a comparison of the portion of the level of the Index attributable to that security to the level of the Index, in each case immediately before the applicable event that, if the 20 percent threshold is met, would be a Market Disruption Event.
Closing Time
The “Closing Time” on any day for any Exchange or Related Exchange is the Scheduled Closing Time for such Exchange or Related Exchange on such day or, if earlier, the actual closing time of such Exchange or Related Exchange on such day.
Exchange

“Exchange” means, with respect to any security included in the Index, the principal U.S. national securities exchange on which trading in such security occurs.
Related Exchange
“Related Exchange” means, with respect to any security included in the Index, each exchange where trading has a material effect (as determined by the C-Tracks Calculation Agent) on the overall market for futures or options contracts relating to such security.
Scheduled Closing Time
The “Scheduled Closing Time” on any day for any Exchange or Related Exchange is the scheduled weekday closing time of such Exchange or Related Exchange on such day, without regard to after hours or any other trading outside of the regular trading session hours.
Constituent Trading Day
A “Constituent Trading Day” means, with respect to any security included in the Index, any day on which the Exchange and each Related Exchange for that security are open for trading during their respective regular trading sessions, notwithstanding any such Exchange or Related Exchange closing prior to its Scheduled Closing Time.
Discontinuance of the Index
If the Index Calculation Agent discontinues publication of the Index and another entity publishes a successor or substitute index that the C-Tracks Calculation Agent determines, in its sole discretion, to be comparable to the Index, then the level of the Index will be determined by reference to the level of that index, which we refer to as a “Successor Index.” Upon any selection by the C-Tracks Calculation Agent of a Successor Index, the C-Tracks Calculation Agent will cause notice to be furnished to us and the Trustee, who will provide notice of the selection of the Successor Index to the registered holders of the ETNs. If the Index Calculation Agent discontinues publication of the Index and a Successor Index is not selected as described above or is no longer published on any date of determination of the level of the Index, the value to be substituted for the Index for that date will be a value computed by the C-Tracks Calculation Agent for that date in accordance with the procedures last used to calculate the Index prior to any such discontinuance. If a Successor Index is selected or the C-Tracks Calculation Agent calculates a value as a substitute for the Index as described above, the Successor Index or value will be substituted for the Index for all purposes, including for purposes of determining whether a Market Disruption Event occurs. Notwithstanding these alternative arrangements, discontinuance of the publication of the Index may adversely affect the market value of the ETNs. All determinations made by the Index Calculation Agent and the C-Tracks Calculation Agent will be at the sole discretion of the Index Calculation Agent or the C-Tracks Calculation Agent as applicable, and will be conclusive for all purposes and binding on us, Citigroup Inc. and the beneficial owners of the ETNs, absent manifest error.
Events of Default
In case an event of default with respect to the ETNs shall have occurred and be continuing, the amount declared due and payable for each ETN upon any acceleration of the ETNs (the “Acceleration Amount”) will be equal to an amount determined by reference to the Closing Indicative Value as of the date of acceleration.

If the maturity of the ETNs is accelerated because of an event of default as described above, we shall, or shall cause the C-Tracks Calculation Agent to, provide written notice to the Trustee at its New York office, on which notice the Trustee may conclusively rely, and to DTC of the Acceleration Amount and the aggregate cash amount due with respect to the ETNs as promptly as possible and in no event later than two Business Days after the date of acceleration.
Split or Reverse Split of the ETNs
We may initiate a split or reverse split of the ETNs at any time. We will determine the ratio of such split or reverse split, as applicable, using relevant market indicia. If we decide to initiate a split or reverse split, as applicable, such date shall be deemed to be the “announcement date,” and we will issue a notice to holders of the relevant C-Tracks and press release announcing the split or reverse split, the ratio and specifying the effective date of the split or reverse split.
If the ETNs undergo a split or reverse split as described in the paragraph above, we will adjust the terms of the ETNs accordingly. The effective date for the split or reverse split will be specified in the announcement, and will be at least three Business Days after the announcement date. In the case of a reverse split, we reserve the right to address odd numbers of ETNs (commonly referred to as “partials”) in a manner determined by us in our sole discretion.
Additional Terms in the 2016 Indenture
Events of Default and Acceleration
Events of default are: (i) failure of CGMHI or Citigroup to pay required interest on any debt security of such series for 30 days; (ii) failure of CGMHI or Citigroup to pay principal, other than a scheduled installment payment to a sinking fund, on any debt security of such series when due; (iii) failure of CGMHI or Citigroup to make any required scheduled installment payment to a sinking fund for 30 days on debt securities of such series; (iv) failure of CGMHI to perform for 90 days after notice any other covenant in the Indenture applicable to it other than a covenant included in the Indenture solely for the benefit of a series of debt securities other than such series; and (v) certain events of bankruptcy or insolvency of CGMHI, whether voluntary or not.
Events of bankruptcy or insolvency or resolution proceedings relating to Citigroup will not constitute an event of default with respect to any series of debt securities. Similarly, any breach of a covenant in the Indenture by Citigroup (other than payment default) will not constitute an event of default with respect to any series of debt securities. Furthermore, it will not constitute an event of default with respect to any series of debt securities if the guarantee of the debt security by Citigroup ceases to be in full force and effect for any reason. Therefore, events of bankruptcy or insolvency or resolution proceedings relating to Citigroup (in the absence of any such event occurring with respect to CGMHI) will not permit any of the debt securities to be declared due and payable. In addition, a breach of a covenant by Citigroup (including, for example, a breach of Citigroup’s covenants with respect to mergers, the sale of all or substantially all its assets or limitations on liens), other than payment default, will not permit any of the debt securities to be declared due and payable.
If an event of default regarding debt securities of any series issued under the Indenture should occur and be continuing, either the Trustee or the holders of 25% in the principal amount of outstanding debt securities of such series may declare each debt security of that series due and payable. CGMHI and Citigroup are required to file annually with the Trustee a statement of an officer as to the fulfillment by CGMHI and Citigroup of its obligations under the Indenture during the preceding year.

No event of default regarding one series of debt securities issued under the Indenture is necessarily an event of default regarding any other series of debt securities. For purposes of this section, “series” refers to debt securities having identical terms, except as to issue date, principal amount and, if applicable, the date from which interest begins to accrue.
Holders of a majority in principal amount of the outstanding debt securities of any series will be entitled to control certain actions of the Trustee and to waive past defaults regarding such series. The Trustee generally will not be under any obligation to act at the request, order or direction of any of the holders of debt securities, unless one or more of such holders shall have offered to the Trustee reasonable security or indemnity satisfactory to it.
Covenants on Mergers and Other Significant Corporate Actions
The following provision applies with respect to the C-Tracks ETNs on the Miller/Howard MLP Fundamental Index, Series B, Due July 13, 2026, the Velocity SharesTM 3x Long Crude Oil ETNs linked to the S&P GSCI Crude Oil Index ER due December 15, 2031 and the Velocity SharesTM 3x Inverse Crude Oil ETNs linked to the S&P GSCI Crude Oil Index ER due December 15, 2031:
The Indenture provides that neither CGMHI nor Citigroup will merge or consolidate with another entity or sell other than for cash or lease all or substantially all its assets to another entity unless: either (i) the Citi entity is the continuing entity, or (ii) the successor entity, if other than the Citi entity, is a U.S. corporation, partnership or trust and expressly assumes by supplemental indenture the obligations of the Citi entity evidenced by the securities issued pursuant to the indenture; and immediately after the transaction, there would not be any default in the performance of any covenant or condition of the indenture. Other than the restrictions described above, the indenture does not contain any covenants or provisions that would protect holders of the debt securities in the event of a highly leveraged transaction.
The following provision applies with respect to the ETNs issued under the 2016 Indenture other than those listed above:
The Indenture provides that neither CGMHI nor Citigroup will merge or consolidate with another entity or sell other than for cash or lease all or substantially all its assets to another entity, except, in the case of Citigroup, if such lease or sale is to one or more of its Subsidiaries, unless: either (i) the Citi entity is the continuing entity, or (ii) the successor entity, if other than the Citi entity, is a U.S. corporation, partnership or trust and expressly assumes by supplemental indenture the obligations of the Citi entity evidenced by the securities issued pursuant to the indenture; and immediately after the transaction, there would not be any default in the performance of any covenant or condition of the indenture. Other than the restrictions described above, the indenture does not contain any covenants or provisions that would protect holders of the debt securities in the event of a highly leveraged transaction.
Limitation of Actions
Before any holder of any series of debt securities may institute action for any remedy, except payment on such holder’s debt security when due, the holders of not less than 25% in principal amount of the debt securities of that series outstanding must request the Trustee to take action. Holders must also offer security and indemnity reasonably satisfactory to the Trustee against liabilities incurred by the Trustee for taking such action.
Modification

CGMHI, Citigroup and the Trustee can enter into supplemental indentures to establish the form and terms of any series of debt securities without obtaining the consent of any holder of debt securities. CGMHI, Citigroup and the Trustee may, with the consent of the holders of at least a majority in aggregate principal amount of the debt securities of a series that are affected by such modification, modify the Indenture or the rights of the holders of the securities of such series to be affected.
No such modification may, without the consent of the holder of each security so affected: (i) extend the fixed date on which the principal or any installment of interest on any such securities is due and payable; (ii) reduce the rate of interest on such securities; (iii) reduce the principal amount of such securities; (iv) reduce the principal amount of any securities issued originally at a discount that would be due and payable upon a declaration of the acceleration of the maturity thereof; (v) change the currency in which any such securities are payable; or (vi) impair the right to sue for the enforcement of any payment on or after the fixed date on which such payment is due and payable.
In addition, no such modification may: (i) reduce the percentage of securities referred to above whose holders need to consent to the modification without the consent of such holders; or (ii) change the rights, duties or immunities of the Trustee unless the Trustee agrees to such change.
Description of Velocity SharesTM 3x Long Crude Oil ETNs and 3x Inverse Crude
Oil ETNs linked to the S&P GSCI Crude Oil Index ER due December 15, 2031
General
The Velocity SharesTM 3x Long Crude Oil ETNs linked to the S&P GSCI Crude Oil Index ER due December 15, 2031 (the “3x Long Crude Oil ETNs”) and the Velocity SharesTM 3x Inverse Crude Oil ETNs linked to the S&P GSCI Crude Oil Index ER due December 15, 2031 (the “3x Inverse Crude Oil ETNs” and, together with the 3x Long Crude Oil ETNs, in this section, the “ETNs”) are issued under the 2016 Indenture. The return of the ETNs is linked to the S&P GSCI Crude Oil Index (with respect to this section, the “Index”) which tracks a hypothetical position in the nearest-to-expiration New York Mercantile Exchange (“NYMEX”) light sweet crude oil futures contract, where that position is rolled each month into the futures contract expiring in the next month. The 3x Long Crude Oil ETNs provide leveraged long exposure to the Index and the 3x Inverse Crude Oil ETNs provide leveraged inverse exposure to the Index. The index sponsor is S&P Dow Jones Indices LLC (the “Index Sponsor”). The Index is determined, composed and calculated by the Index Sponsor. CGMI and Janus Henderson Indices LLC (“JHI”) are ETN calculation agents (each a “Calculation Agent” or together the “Calculation Agents”). The ETNs have been listed on the NYSE Arca under the ticker “UWT” for the 3x Long Crude Oil ETNs and “DWT” for the 3x Inverse Crude Oil ETNs.
In addition to the terms summarized in this section, see “Additional Terms in the 2016 Indenture” herein for additional terms of the ETNs.
Inception, Issuance and Maturity
The ETNs were first sold on December 8, 2016 (the “Inception Date”), were first issued on December 13, 2016 (the “Initial Settlement Date”) and are due on December 15, 2031 (the “Maturity Date”).
Interest
We will not pay interest on the ETNs.

Denomination
The denomination and stated principal amount per ETN is $25.00.
Payment and Redemption
Payment at Maturity
If the ETNs have not been previously redeemed or accelerated, on the Maturity Date holders will receive, for each $25.00 stated principal amount ETN of each series, a cash payment equal to the Closing Indicative Value of such series of ETNs on the final Valuation Date of the Final Valuation Period, as calculated by the Calculation Agents.
Closing Indicative Value
Any payment on the ETNs, whether upon early redemption at the holder’s option, acceleration at our option or at maturity (but excluding payment upon automatic acceleration), will be based on the Closing Indicative Value of the applicable series of ETNs on one or more Valuation Dates.
The Closing Indicative Value on each calendar day following the Inception Date for each series of ETNs will equal:
•For each calendar day prior to the Final Valuation Period or any Optional Acceleration Valuation Period for such series of ETNs, (i)(a) the Closing Indicative Value for such series of ETNs on the immediately preceding calendar day times (b) the Daily ETN Performance for such series of ETNs on such calendar day minus (ii) the Daily Investor Fee for such series of ETNs on such calendar day.
•For each calendar day during the Final Valuation Period or any Optional Acceleration Valuation Period for such series of ETNs, (i) the sum of (a) the Index Exposure and (b) the Notional Cash Amount minus (ii) the Daily Investor Fee for such series of ETNs on such calendar day.
The Closing Indicative Value will never be less than zero.
Closing Level of the Index
The “Closing Level” of the Index on any Index Business Day will be the official settlement price for the Index reported by the Index Sponsor on the Bloomberg page “SPGSCLP” or any successor page on Bloomberg or any successor service, as applicable, as determined by the Calculation Agents, except that in the event a Market Disruption Event with respect to any series of ETNs occurs or is continuing on an Index Business Day or the prior Index Business Day, the Calculation Agents will determine the closing level of the Index for each such Index Business Day according to the methodology described in the definition of “Daily Index Performance”.
Daily ETN Performance
The “Daily ETN Performance” for any series of ETNs on any Index Business Day will equal (i) one plus (ii) the Daily Accrual for such series of ETNs on such Index Business Day plus (iii) the product of (a) the Daily Index Performance for such series of ETNs on such Index Business Day times (b) the

Leverage Amount for such series of ETNs. The Daily ETN Performance for any series of ETNs is deemed to equal one on any day that is not an Index Business Day.
Daily Accrual
The “Daily Accrual” represents the rate of interest that could be earned on a notional capital reinvestment at the three month U.S. Treasury rate as reported on Bloomberg under ticker USB3MTA (or any successor ticker on Bloomberg or any successor service). The Daily Accrual for any series of ETNs on any Index Business Day will equal:
where Tbillst-1 is the three month U.S. Treasury rate reported on Bloomberg on the prior Index Business Day and d is the number of calendar days from and including the immediately prior Index Business Day to but excluding the date of determination. The Daily Accrual for any series of ETNs is deemed to equal zero on any day that is not an Index Business Day.
Daily Index Performance
The “Daily Index Performance” for any series of ETNs on any Index Business Day will equal, except as otherwise provided herein, (i)(a) the Closing Level of the Index on such Index Business Day divided by (b) the Closing Level of the Index on the immediately preceding Index Business Day minus (ii) one. If a Market Disruption Event occurs or is continuing on any Index Business Day or occurred or was continuing on the immediately preceding Index Business Day, the Calculation Agents will determine the Daily Index Performance for such series of ETNs on each such Index Business Day using an appropriate Closing Level of the Index for each such Index Business Day taking into account the nature and duration of such Market Disruption Event. Furthermore, if a Market Disruption Event occurs and is continuing with respect to any series of ETNs on any Index Business Day, the calculation of the Daily Index Performance for such series of ETNs will be modified so that the applicable leveraged exposure does not reset until the first Index Business Day on which no Market Disruption Event with respect to such series of ETNs is continuing. In addition, during a Valuation Period for any series of ETNs, the calculation of the Daily Index Performance for such series of ETNs will be modified so that the applicable leveraged exposure does not reset after such Valuation Period begins. The Daily Index Performance for any series of ETNs is deemed to equal zero on any day that is not an Index Business Day.
Leverage Amount
The “Leverage Amount” (i) for the 3x Long Crude Oil ETNs is 3 and (ii) for the 3x Inverse Crude Oil ETNs -3.
Daily Investor Fee
The “Daily Investor Fee” for any series of ETNs on any Index Business Day will equal the product of (i) the Closing Indicative Value for such series of ETNs on the immediately preceding Index Business Day times (ii)(a) the Investor Fee Factor, which is 1.50%, times (b) 1/365 times (c) d, where d is the number of calendar days from and including the immediately prior Index Business Day to but excluding the date of determination. The Daily Investor Fee for any series of ETNs is deemed to equal zero on any day that is not an Index Business Day.
Index Exposure

The “Index Exposure” for each Valuation Date during the Final Valuation Period or any Optional Acceleration Valuation Period, as applicable, is the product of (i) the Index Exposure on the immediately preceding Valuation Date (or, in the case of the first day of such Valuation Period, the Closing Indicative Value on the immediately preceding Index Business Day) multiplied by the Daily ETN Performance on the current Valuation Date and (ii) a fraction equal to (a) the number of scheduled Valuation Dates left in the applicable Valuation Period, excluding the current Valuation Date, divided by (b) the number of scheduled Valuation Dates left in the applicable Valuation Period, including the current Valuation Date. The Index Exposure on any day that is not a Valuation Date will be deemed to be the same as on the immediately preceding Valuation Date.
Notional Cash Amount
The “Notional Cash Amount” for each Valuation Date during the Final Valuation Period or any Optional Acceleration Valuation Period, as applicable, is the sum of (i) the Notional Cash Amount on the immediately preceding Valuation Date (or, in the case of the first day of such Valuation Period, $0.00) and (ii) (a) the Index Exposure on the immediately preceding Valuation Date (or, in the case of the first day of such Valuation Period, the Closing Indicative Value on the immediately preceding Valuation Date) multiplied by (b) the Daily ETN Performance on the current Valuation Date multiplied by (c) 1 divided by the number of scheduled Valuation Dates left in the applicable Valuation Period, including the current Valuation Date. The Notional Cash Amount on any day that is not a Valuation Date will be deemed to be the same as on the immediately preceding Valuation Date.
Intraday Indicative Value
The “Intraday Indicative Value” for each series of the ETNs will be calculated every 15 seconds on each Index Business Day during NYSE Arca trading hours (and during NYMEX Trading Hours during an Automatic Acceleration Valuation Period) and will be disseminated over the Consolidated Tape, or other major market data vendor, and will equal:
•For each Index Business Day prior to the Final Valuation Period or any Optional Acceleration Valuation Period for such series of ETNs, (1)(a) the Closing Indicative Value for such series of ETNs on the immediately preceding calendar day times (b) the Intraday ETN Performance at such time on such Index Business Day minus (2) the Daily Investor Fee for such series of ETNs on such Index Business Day.
•For each Index Business Day during the Final Valuation Period or any Optional Acceleration Valuation Period for such series of ETNs, (1) the sum of (a) the Intraday Index Exposure and (b) the Intraday Notional Cash Amount minus (2) the Daily Investor Fee for such series of ETNs on such Index Business Day.
At any time at which a Market Disruption Event with respect to any series of ETNs has occurred and is continuing, there shall be no Intraday Indicative Value for such series of ETNs, except for purposes of determining whether a Trigger Event has occurred and determining the Automatic Acceleration Redemption Amount during an Automatic Acceleration Valuation Period. For purposes of determining whether a Trigger Event has occurred and determining the Automatic Acceleration Redemption Amount during an Automatic Acceleration Valuation Period, the Intraday Indicative Value will be calculated on each scheduled Index Business Day as if such day were an Index Business Day.
The “Intraday ETN Performance” for any series of ETNs at any time on any Index Business Day will equal (1) one plus (2) the Daily Accrual for such series of ETNs on such Index Business Day plus (3) the product of (a) the Intraday Index Performance for such series of ETNs at such time on such Index Business Day times (b) the Leverage Amount for such series of ETNs.
The “Intraday Index Performance” for any series of ETNs at any time on any Index Business Day will equal, except as otherwise provided below, (1)(a) the most recent published intraday level of the Index at such time on such Index Business Day divided by (b) the Closing Level of the Index on the immediately preceding Index Business Day minus (2) one. However, if a Market Disruption Event occurs, or during a Valuation Period, the calculation of the Intraday Index Performance for a series of ETNs will be modified so that the applicable leverage of the ETNs does not reset until the first Index Business Day on which no Market Disruption Event is continuing or after such Valuation Period begins, as applicable.
“Intraday Index Exposure” means, at any time on any Valuation Date during the Final Valuation Period or any Optional Acceleration Valuation Period, as applicable (or any day during an Automatic Acceleration Valuation Period), the product of the Index Exposure on the immediately preceding Valuation Date (or, in the case of the first day of such Valuation Period, the Closing Indicative Value on the immediately preceding Index Business Day) multiplied by the Intraday ETN Performance at such time on the current Valuation Date.
“Intraday Notional Cash Amount” means, at any time on any Valuation Date during the Final Valuation Period or any Optional Acceleration Valuation Period, as applicable (or any day during an Automatic Acceleration Valuation Period), the Notional Cash Amount on the immediately preceding Valuation Date (or, in the case of the first day of such Valuation Period, $0.00).
If an Automatic Acceleration occurs with respect to any series of ETNs and the Automatic Acceleration Valuation Period ends on the scheduled Index Business Day immediately succeeding the date on which the applicable Trigger Event occurs, the Intraday Indicative Value of such ETNs on such immediately succeeding scheduled Index Business Day will be calculated for purposes of determining the Automatic Acceleration Redemption Amount as though such Intraday Indicative Values were being calculated on the date on which the applicable Trigger Event occurs. Accordingly, the Intraday ETN Performance, Intraday Index Performance, Intraday Index Exposure (if applicable) and Intraday Notional Cash Amount (if applicable) will be calculated on such day in all respects as if the intraday Index levels observed on such day were levels observed on the date on which the applicable Trigger Event occurs (and, for the avoidance of doubt, when the definitions of Intraday ETN Performance, Intraday Index Performance, Intraday Index Exposure and Intraday Notional Cash Amount reference values observed on the immediately preceding Index Business Day or Valuation Date, such values shall be the values observed on the Index Business Day or Valuation Date immediately preceding the date on which the applicable Trigger Event occurs).
Valuation Dates
A “Valuation Date” is each Index Business Day in the Final Valuation Period or any Optional Acceleration Valuation Period and any Early Redemption Valuation Date.
Final Valuation Period
The “Final Valuation Period” is the period of five Index Business Days commencing on December 4, 2031, each subject to postponement as described herein. The Daily Index Performance will be calculated on each day during the Final Valuation Period so that the applicable leverage of the ETNs does not reset after the Final Valuation Period begins. We refer to the amount of such payment as the Maturity Redemption Amount.

Early Redemption
Prior to maturity or acceleration, the holder may, subject to certain restrictions, offer at least the applicable minimum number of the ETNs to us for redemption on an Early Redemption Date during the term of the ETNs. If the holder elects to offer the ETNs for redemption, and the requirements for acceptance by us are met, the holder will receive a cash payment per ETN on the Early Redemption Date equal to the Early Redemption Amount.
A holder must offer for redemption at least 25,000 ETNs of any one series, or an integral multiple of 25,000 ETNs of such series in excess thereof, at one time in order to exercise the holder’s right to cause us to redeem the ETNs on any Early Redemption Date (the “Minimum Redemption Amount”), except that we or CGMI as one of the Calculation Agents may from time to time reduce, in part or in whole, the Minimum Redemption Amount. Any such reduction will be applied on a consistent basis for all holders of the relevant series of ETNs at the time the reduction becomes effective. If the ETNs undergo a split or reverse split, the minimum number of ETNs needed to exercise the right to redeem will remain the same.
Early Redemption Valuation Date
If the redemption notice is delivered prior to 4:00 p.m. New York City time, on any Business Day, the immediately following Index Business Day will be the applicable “Early Redemption Valuation Date”. Otherwise, the second following Index Business Day will be the applicable Early Redemption Valuation Date. In addition, if a Trigger Event occurs or an Automatic Acceleration Valuation Period is continuing on any date that would otherwise be an Early Redemption Valuation Date, the holder will not be entitled to receive the Early Redemption Amount and instead will receive the Automatic Acceleration Redemption Amount.
Early Redemption Date
The “Early Redemption Date” is the third Business Day following an Early Redemption Valuation Date.
Early Redemption Amount
The “Early Redemption Amount” is a cash payment per ETN equal to the greater of (i) zero and (ii)(a) the Closing Indicative Value for such series of ETNs on the Early Redemption Valuation Date minus (b) the Early Redemption Charge.
Early Redemption Charge
The “Early Redemption Charge” for any series of ETNs will equal 0.08% times the Closing Indicative Value for such series of ETNs on the Early Redemption Valuation Date.
Acceleration at Our Option
We will have the right to accelerate the ETNs of any series in whole but not in part on any Business Day occurring on or after the Inception Date (an “Optional Acceleration”). Upon an Optional Acceleration, the holder will receive a cash payment per ETN in an amount (the “Optional Acceleration Redemption Amount”) equal to the Closing Indicative Value of such series of ETNs on the final Valuation Date of the Optional Acceleration Valuation Period.

The Daily Index Performance will be calculated on each day during the Optional Acceleration Valuation Period so that the applicable leverage of the affected ETNs does not reset after the Optional Acceleration Valuation Period begins.
In the case of an Optional Acceleration of the ETNs of any series, the “Optional Acceleration Valuation Period” shall be a period of five consecutive Index Business Days specified in our notice of Optional Acceleration, the first Index Business Day of which shall be at least two Business Days after the date on which we give the holder notice of such Optional Acceleration. The Optional Acceleration Redemption Amount will be payable on the third Business Day following the last such Index Business Day in the Optional Acceleration Valuation Period (such third Business Day the “Optional Acceleration Date”). We will give the holder notice of any Optional Acceleration of the ETNs through customary channels used to deliver notices to holders of exchange traded notes.
Automatic Acceleration
If the Intraday Indicative Value of any series of ETNs at any time during NYSE Arca trading hours and at or prior to the Settlement Time on any scheduled Index Business Day is less than 25% of the Closing Indicative Value of such ETNs on the immediately preceding Index Business Day (meaning that the Intraday Indicative Value has declined by more than 75% from the prior day’s Closing Indicative Value) (such event, a “Trigger Event”), such series of ETNs will be automatically accelerated (an “Automatic Acceleration”) and the holders of such ETNs will receive a cash payment per ETN equal to the Automatic Acceleration Redemption Amount on the Automatic Acceleration Date.
Automatic Acceleration Redemption Amount
In the event of an Automatic Acceleration the “Automatic Acceleration Redemption Amount” will be equal to the arithmetic average of the Intraday Indicative Value of such series of ETNs as calculated every 15 seconds during the Automatic Acceleration Valuation Period. If the Automatic Acceleration Valuation Period ends on the scheduled Index Business Day immediately succeeding the scheduled Index Business Day on which the relevant Trigger Event occurs, the Intraday Indicative Value will be calculated on such succeeding scheduled Index Business Day so that the applicable leveraged exposure of the affected ETNs does not reset after the Trigger Event occurs and, if the Trigger Event occurs during a “roll period” for the Index, the roll is not given effect.
Automatic Acceleration Valuation Period
If a Trigger Event occurs on any scheduled Index Business Day, the “Automatic Acceleration Valuation Period” will commence immediately upon the occurrence of the Trigger Event and will continue during NYMEX Trading Hours until: (i) if the Trigger Event occurs more than or equal to two hours prior to the time as of which the closing level of the Index is determined (which is currently 2:30 p.m., New York City time) (the “Settlement Time”), the Settlement Time on such scheduled Index Business Day; or (ii) if the Trigger Event occurs less than two hours prior to the Settlement Time, the Settlement Time on the immediately succeeding scheduled Index Business Day. The Automatic Acceleration Redemption Amount will be payable on the third Business Day following the scheduled Index Business Day on which the Automatic Acceleration Valuation Period ends (such third Business Day the “Automatic Acceleration Date”).
NYMEX Trading Hours

“NYMEX Trading Hours” are the hours of primary trading in NYMEX light sweet crude oil futures contracts on the NYMEX, as determined by the Calculation Agents, which as of the date hereof are 9:00 a.m. to 2:30 p.m., New York City time.
Business Day
“Business Day” means any day that is not (i) a Saturday or Sunday or (ii) a day on which banking institutions generally are authorized or obligated by law or executive order to close in New York.
Index Business Day
An “Index Business Day” is a day on which (i) trading is generally conducted on the primary exchange on which futures contracts included in the Index are traded, as determined by the Calculation Agents, which is initially the New York Mercantile Exchange, Inc. (“NYMEX”) (the “Primary Exchange”), (ii) the Index is scheduled to be published by the Index Sponsor and (iii) trading is generally conducted on NYSE Arca, in each case as determined by the Calculation Agents.
Market Disruption Events
A “Market Disruption Event” means, with respect to any series of ETNs, any event that, in the determination of the Calculation Agents, could materially interfere with our, our affiliates’, third parties with whom we transact, or similarly situated third party’s ability to establish, maintain or unwind all or a material portion of a hedge that could be effected with respect to such series of ETNs, including, but not limited to, the following (to the extent determined material by the Calculation Agents): (i) a termination or suspension of, or a material limitation or disruption in trading in, any futures contract included in the Index (an “index contract”) or any material futures contract for which the Index is the underlier (a “reference contract”); (ii) the published trading price or settlement price for any index contract or reference contract being at or about any then effective limit price established by the relevant exchange; (iii) failure by the applicable exchange or other price source to publish the trading price of any index contract or reference contract during normal trading hours in accordance with normal practice or to announce or publish the settlement price for any index contract or reference contract in accordance with normal practice; or (iv) failure of the sponsor of the Index to publish the level of the Index, subject to certain adjustments described under “—Discontinuation or Modification of the Index; Substitution of the Index”.
With respect to each series of ETNs, if a Market Disruption Event occurs or is continuing on any Index Business Day or occurred or was continuing on the prior Index Business Day, the Calculation Agents will determine the Daily Index Performance on such Index Business Day using an appropriate closing level of the Index for each such Index Business Day taking into account the nature and duration of such Market Disruption Event. Without limiting the generality of the preceding sentence, if a Market Disruption Event occurs during any “roll period” for the Index, the Calculation Agents may, but are not required to, calculate an appropriate closing level of the Index on each applicable Index Business Day without giving effect to any “rolling” of futures contracts that may take place under the Index rules.
If a Market Disruption Event occurs or is continuing on any Valuation Date, that Valuation Date will be postponed until the first Index Business Day on which no Market Disruption Event occurs or is continuing, unless a Market Disruption Event occurs or is continuing for each of the five Index Business Days following the applicable scheduled Valuation Date. In that case, the fifth Index Business Day following the applicable scheduled Valuation Date shall be deemed to be the applicable Valuation Date, notwithstanding the fact that a Market Disruption Event occurred or was continuing on such Index

Business Day, and the Calculation Agents will determine the applicable Closing Indicative Value using an appropriate closing level of the Index on that deemed Valuation Date taking into account the nature and duration of such Market Disruption Event. If any Valuation Date in any Valuation Period is postponed as described above, each subsequent Valuation Date in such Valuation Period will be postponed by the same number of Index Business Days. In addition, if a Valuation Date corresponding to an Early Redemption Date or the last scheduled Valuation Date in any Valuation Period is postponed, the corresponding Early Redemption Date, the Optional Acceleration Date or the Maturity Date, as the case may be, will be postponed until the date three Business Days following such Valuation Date, as postponed.
For the avoidance of doubt, the days occurring during an Automatic Acceleration Valuation Period are not considered Valuation Dates and are not subject to postponement in the event of a Market Disruption Event.
In addition, if a Market Disruption Event with respect to any series of ETNs occurs, the calculation of the Daily Index Performance for such series of ETNs will be modified so that the applicable leveraged exposure does not reset until the first Index Business Day on which no Market Disruption Event with respect to such series of ETNs is continuing.
Discontinuation or Modification of the Index; Substitution of the Index
If the Index Sponsor discontinues publication of the Index and the Index Sponsor or anyone else publishes a substitute index that the Calculation Agents determine is comparable to the Index, then the Calculation Agents will permanently replace the original Index with that substitute index (the “Successor Index”) for all purposes under each series of ETNs, and all provisions described in this pricing supplement as applying to the Index will thereafter apply to the Successor Index instead. In such event, the Calculation Agents will make such adjustments, if any, to any level of the Index or Successor Index that is used for purposes of the ETNs as they determine are appropriate in the circumstances. If the Calculation Agents replace the original Index for any series of ETNs with a Successor Index, then the Calculation Agents will determine the Early Redemption Amount, Optional Acceleration Redemption Amount, Automatic Acceleration Redemption Amount or Maturity Redemption Amount (each, a “Redemption Amount”), as applicable, for each series of ETNs by reference to the Successor Index.
If the Calculation Agents determine that the publication of the Index is discontinued and there is no Successor Index, the Calculation Agents will determine the applicable level of the Index, and thus the applicable Redemption Amount, by a computation methodology that the Calculation Agents determine will as closely as reasonably possible replicate the Index.
In addition, if an Index Replacement Event occurs at any time and the Index Sponsor or anyone else publishes an index that the Calculation Agents determine is comparable to the Index (the “Substitute Index”), then the Calculation Agents may elect, in their sole discretion, to permanently replace the original Index with the Substitute Index for all purposes under each series of ETNs, and all provisions described in this pricing supplement as applying to the Index will thereafter apply to the Substitute Index instead. In such event, the Calculation Agents will make such adjustments, if any, to any level of the Index or Substitute Index that is used for purposes of the ETNs as they determine are appropriate in the circumstances. If the Calculation Agents elect to replace the original Index with a Substitute Index, then the Calculation Agents will determine the applicable Redemption Amount for each series of ETNs by reference to the Substitute Index. If the Calculation Agents so elect to replace the original Index with a Substitute Index, the Calculation Agents will, within 10 Index Business Days after the Calculation Agents determine that an Index Replacement Event has occurred, notify the holder of the Substitute Index through customary channels used to deliver notices to the holders of exchange traded notes.

If the Calculation Agents determine that the Index, the futures contracts included in the Index or the method of calculating the Index is changed at any time in any respect, including whether the change is made by the Index Sponsor under its existing policies or following a modification of those policies, is due to the publication of a Successor Index, is due to events affecting the futures contracts included in the Index or is due to any other reason and is not otherwise reflected in the level of the Index by the Index Sponsor pursuant to the Index’s methodology, then the Calculation Agents will be permitted (but not required) to make such adjustments in the Index or the method of its calculation as they believe are appropriate to ensure that the applicable closing level of the Index used to determine the applicable Redemption Amount is equitable.
Index Replacement Event
An “Index Replacement Event” means (i) an amendment to or change (including any officially announced proposed change) in the laws, regulations or rules of the United States (or any political subdivision thereof), or any jurisdiction in which a Primary Exchange or Related Exchange (each as defined herein) is located that (a) makes it illegal for CGMI or its affiliates to hold, acquire or dispose of the futures contracts included in the Index or options, futures, swaps or other derivatives on the Index or the futures contracts included in the Index (including but not limited to exchange-imposed position limits), (b) materially increases the cost to us, our affiliates, third parties with whom we transact or similarly situated third parties in performing our or their obligations in connection with the ETNs, (c) has a material adverse effect on any of these parties’ ability to perform their obligations in connection with the ETNs or (d) materially affects our ability to issue or transact in exchange traded notes similar to the ETNs, each as determined the Calculation Agents; (ii) any official administrative decision, judicial decision, administrative action, regulatory interpretation or other official pronouncement interpreting or applying those laws, regulations or rules that is announced on or after the Inception Date that (a) makes it illegal for CGMI or its affiliates to hold, acquire or dispose of the futures contracts included in the Index or options, futures, swaps or other derivatives on the Index or the futures contracts included in the Index (including but not limited to exchange-imposed position limits), (b) materially increases the cost to us, our affiliates, third parties with whom we transact or similarly situated third parties in performing our or their obligations in connection with the ETNs, (c) has a material adverse effect on the ability of us, our affiliates, third parties with whom we transact or a similarly situated third party to perform our or their obligations in connection with the ETNs or (d) materially affects our ability to issue or transact in exchange traded notes similar to the ETNs, each as determined by the Calculation Agents; (iii) any event that occurs on or after the Inception Date that makes it a violation of any law, regulation or rule of the United States (or any political subdivision thereof), or any jurisdiction in which a Primary Exchange or Related Exchange (each as defined herein) is located, or of any official administrative decision, judicial decision, administrative action, regulatory interpretation or other official pronouncement interpreting or applying those laws, regulations or rules, (a) for CGMI to hold, acquire or dispose of the futures contracts included in the Index or options, futures, swaps or other derivatives on the Index or the futures contracts included in the Index (including but not limited to exchange-imposed position limits), (b) for us, our affiliates, third parties with whom we transact or similarly situated third parties to perform our or their obligations in connection with the ETNs or (c) for us to issue or transact in exchange traded notes similar to the ETNs, each as determined by the Calculation Agents; (iv) any event, as determined by the Calculation Agents, as a result of which we or any of our affiliates or a similarly situated party would, after using commercially reasonable efforts, be unable to, or would incur a materially increased amount of tax, duty, expense or fee (other than brokerage commissions) to, acquire, establish, re-establish, substitute, maintain, unwind or dispose of any transaction or asset it deems necessary to hedge the risk of the ETNs, or realize, recover or remit the proceeds of any such transaction or asset; or (v) as determined by the Calculation Agents, the primary exchange or market for trading for the ETNs, if any, announces that pursuant to the rules of such exchange or market, as applicable, the ETNs cease (or will cease) to be listed, traded or publicly quoted on such exchange or market, as applicable, for any reason and are not immediately re-listed, re-traded or re-quoted on an exchange or quotation system located in the same country as such exchange or market, as applicable.
Primary Exchange
The “Primary Exchange” means the primary exchange on which futures contracts included in the Index are traded, as determined by the Calculation Agents, which is initially the New York Mercantile Exchange, Inc.
Related Exchange
A “Related Exchange” means each exchange or quotation system where trading has a material effect (as determined by the Calculation Agents) for the overall market for futures or options contracts relating to (i) the Index or (ii) the futures contracts included in the Index.
Events of Default
In case an event of default with respect to any series of ETNs shall have occurred and be continuing, the amount declared due and payable for each ETN of that series upon acceleration of those ETNs will be equal to the Maturity Redemption Amount for that series of ETNs, calculated as though the Final Valuation Period began as of the Index Business Day immediately following the date of acceleration.
If the maturity of the ETNs is accelerated because of an event of default as described above, we shall, or shall cause the Calculation Agents to, provide written notice to the Trustee at its New York office, on which notice the Trustee may conclusively rely, and to DTC of the amount due with respect to each ETN and the aggregate cash amount due with respect to the ETNs of the applicable series as promptly as possible and in no event later than two Business Days after the end of the period referred to in the immediately preceding paragraph.
Default interest will not accrue either before or after maturity or acceleration of any series of ETNs.
Split or Reverse Split of the ETNs
The Calculation Agents may initiate a split or reverse split of the ETNs at any time. If the Calculation Agents decide to initiate a split or reverse split, the Calculation Agents will issue a notice to holders of the ETNs and a press release announcing the split or reverse split, specifying the effective date of the split or reverse split. The Calculation Agents will determine the ratio of such split or reverse split, as the case may be, using relevant market indicia, and will adjust the terms of the ETNs accordingly. Any adjustment of the Closing Indicative Value will be rounded to 8 decimal places.
In the case of a reverse split, we reserve the right to address odd numbers of ETNs (commonly referred to as “partials”) in a manner determined by the Calculation Agents in their sole discretion.
Description of the Exchange Traded Notes Based on the Performance of the VelocityShares® Daily 4x Currency Indices due December 15, 2032
General

The return of each ETN listed in the table below (in this section, the “ETNs”) is based on the daily performance of one of the VelocityShares® Daily 4X Currency Indices (each, an “Index” and together the “Indices”). Each ETN is issued under the 2016 Indenture. Each ETN is designed to provide 4 times leveraged exposure, reset daily, to changes in the spot exchange rate between an underlying pair of currencies consisting of the U.S. dollar and a foreign currency. Each Index provides long exposure to one currency (the “Long Currency”) in the underlying Currency Pair relative to the reference currency (the “Reference Currency”). The daily performance of each Index will be determined not only by changes in the spot exchange rate between the underlying currencies, but also by differences in overnight interest rates between the two currencies (which we refer to as the “forward points adjustment”) and by bid-ask spreads. Each Index is provided by Janus Index & Calculation Services, LLC (the “Index Sponsor” or “JICS”). The Index Sponsor has retained Solactive AG to calculate and publish the level of each Index on each Index Business Day (in that role, the “Index Calculation Agent”). The ETNs Calculation Agents are CGMI and JICS. The ETNs are listed on the NYSE Arca. The ETN ticker symbols for the ETNs are as follows:

ETN Name	Long Currency	Reference Currency	ETN Ticker Symbol
Exchange-Traded Notes Linked to the VelocityShares Daily 4X Long USD vs. JPY Index due December 15, 2032	USD	JPY	DJPY
Exchange-Traded Notes Linked to the VelocityShares Daily 4X Long USD vs. EUR Index due December 15, 2032	USD	EUR	DEUR
Exchange-Traded Notes Linked to the VelocityShares Daily 4X Long USD vs. GBP Index due December 15, 2032	USD	GBP	DGBP
Exchange-Traded Notes Linked to the VelocityShares Daily 4X Long USD vs. CHF Index due December 15, 2032	USD	CHF	DCHF
Exchange-Traded Notes Linked to the VelocityShares Daily 4X Long USD vs. AUD Index due December 15, 2032	USD	AUD	DAUD
Exchange-Traded Notes Linked to the VelocityShares Daily 4X Long JPY vs. USD Index due December 15, 2032	JPY	USD	UJPY
Exchange-Traded Notes Linked to the VelocityShares Daily 4X Long EUR vs. USD Index due December 15, 2032	EUR	USD	UEUR
Exchange-Traded Notes Linked to the VelocityShares Daily 4X Long GBP vs. USD Index due December 15, 2032	GBP	USD	UGBP
Exchange-Traded Notes Linked to the VelocityShares Daily 4X Long CHF vs. USD Index due December 15, 2032	CHF	USD	UCHF
Exchange-Traded Notes Linked to the VelocityShares Daily 4X Long AUD vs. USD Index due December 15, 2032	AUD	USD	UAUD
In addition to the terms summarized in this section, see “Additional Terms in the 2016 Indenture” herein for additional terms of the ETNs.

Inception, Issuance and Maturity
The ETNs were first sold on December 12, 2017 (the “Inception Date”), were first issued on December 15, 2017 (the “Issue Date”) and are due on December 15, 2032 (the “Maturity Date”).
Interest
We will not pay interest on the ETNs.
Denomination
The denomination and stated principal amount of each ETN is $25.00.
Payment and Redemption
Payment at Maturity
Unless the applicable ETNs are earlier redeemed or accelerated, the holder will receive at maturity, for each $25.00 stated principal amount of the ETNs that it then holds, cash in an amount equal to the Fixing Indicative Value of such ETNs on the Final Valuation Date. Payment at maturity will be made on the Maturity Date. In the event that payment at maturity on any series of ETNs is deferred beyond the originally scheduled Maturity Date, penalty interest will not accrue or be payable with respect to that deferred payment.
Final Valuation Date
The “Final Valuation Date” is December 8, 2032. If the scheduled Final Valuation Date is not a Trading Day, the Final Valuation Date will be postponed to the next succeeding Trading Day.
Business Day
“Business Day” means any day that is not (i) a Saturday or Sunday or (ii) a day on which banking institutions generally are authorized or obligated by law or executive order to close in New York.
Fixing Indicative Value
The “Fixing Indicative Value” for each series of ETNs on the Inception Date will equal $25.00 per ETN. The Fixing Indicative Value per ETN for each series of ETNs on each Trading Day following the Inception Date will equal (i) the product of (a) the Fixing Indicative Value for such series of ETNs on the immediately preceding Trading Day times (b) the Daily ETN Performance for such series of ETNs on such Trading Day minus (ii) the Daily Investor Fee for such series of ETNs on such Trading Day. The Fixing Indicative Value will never be less than zero. The Fixing Indicative Value will be rounded to 8 decimal places. If any series of ETNs undergoes a split or reverse split, the Fixing Indicative Value of such series of ETNs will be adjusted accordingly.
Daily ETN Performance
The “Daily ETN Performance” for any series of ETNs on any Trading Day will equal (i) one plus (ii) the Daily Accrual for such series of ETNs on such Trading Day plus (iii) the Daily Index Performance for such series of ETNs on such Trading Day.
Daily Accrual

The “Daily Accrual” represents the rate of interest that could be earned on a notional capital reinvestment at the three-month U.S. Treasury rate as reported on Bloomberg under ticker USB3MTA (or any successor ticker on Bloomberg or any successor service). The Daily Accrual for any series of ETNs on any Trading Day will equal:
where Tbillst-1 is the three-month U.S. Treasury rate reported on Bloomberg on the prior Trading Day and d is the number of calendar days from and including the immediately prior Trading Day to but excluding the date of determination. The Daily Accrual for any series of ETNs is deemed to equal zero on any day that is not a Trading Day.
Daily Index Performance
The “Daily Index Performance” for any series of ETNs on any Trading Day will equal (i) the quotient of (a) the Fixing Index Level of the applicable Index on such Trading Day divided by (b) the Fixing Index Level of the applicable Index on the immediately preceding Trading Day minus (ii) one, subject to “—Market Disruption Events” below. The Daily Index Performance will be rounded to 8 decimal places.
Fixing Index Level
The “Fixing Index Level” for any Index on any Trading Day will be the published level of such Index identified by the Index Calculation Agent or the Index Sponsor as the fixing index level on such Trading Day, as disseminated by the Index Calculation Agent or the Index Sponsor.
Intraday Index Level
The “Intraday Index Level” for any Index at any time on any Trading Day will be the published intraday level of the Index at that time, as disseminated by the Index Calculation Agent or the Index Sponsor.
Daily Investor Fee
The “Daily Investor Fee” for any series of ETNs on any Trading Day for such series of ETNs will equal the product of (i) the Fixing Indicative Value for such series of ETNs on the immediately preceding Trading Day times (ii)(a) the Investor Fee Factor, which is 1.50%, times (b) 1/365 times (c) the number of calendar days from and including the immediately preceding Trading Day to but excluding that Trading Day.
Trading Day
“Trading Day” means, for each series of ETNs, a day on which (i) the New York Stock Exchange is scheduled to be open for trading and (ii) a Market Disruption Event does not exist with respect to such series of ETNs at the Fixing Time, subject to the existence of a Market Disruption Event.
Intraday Indicative Value
The “Intraday Indicative Value” for each series of ETNs at any time on any Trading Day will equal (i) the product of (a) the most recent published Fixing Indicative Value for such series of ETNs times (b) the Intraday ETN Performance for such series of ETNs at such time minus (ii) the Daily Investor Fee for such series of ETNs on such Trading Day.
Intraday ETN Performance
The “Intraday ETN Performance” at any time on any Trading Day for any series of ETNs will equal (i) one plus (ii) the Daily Accrual for such series of ETNs on such Trading Day plus (iii) the Intraday Index Performance for such series of ETNs at such time.
Intraday Index Performance
The “Intraday Index Performance” at any time on any Trading Day for any series of ETNs will equal (i) the quotient of (a) the most recent published Intraday Index Level of the applicable Index divided by (b) the most recent published Fixing Index Level of the applicable Index minus (ii) one. The Intraday Indicative Value and the Fixing Indicative Value are each an “Indicative Value.”
Payment Upon Early Redemption
Prior to maturity or earlier acceleration, the holder may, subject to certain restrictions, offer at least the applicable Minimum Redemption Amount or more of the ETNs to us for redemption on an Early Redemption Date during the term of the ETNs. If the holder elects to offer the ETNs for redemption, and the requirements for acceptance by us are met, the holder will receive a cash payment per ETN on the Early Redemption Date equal to the Early Redemption Amount.
A holder must offer for redemption at least 25,000 ETNs of any one series, or an integral multiple of 25,000 ETNs of such series in excess thereof, at one time in order to exercise the holder’s right to cause us to redeem the ETNs on any Early Redemption Date (the “Minimum Redemption Amount”), except that we or CGMI as one of the ETN Calculation Agents may from time to time reduce, in part or in whole, the Minimum Redemption Amount. Any such reduction will be applied on a consistent basis for all holders of the relevant series of ETNs at the time the reduction becomes effective. If the ETNs undergo a split or reverse split, the minimum number of ETNs needed to exercise the right to redeem will remain the same.
Early Redemption Date
An “Early Redemption Date” is the third Business Day following an Early Redemption Valuation Date. The “Early Redemption Charge” for any series of ETNs is equal to 0.09% times the Fixing Indicative Value for such series of ETNs on the Early Redemption Valuation Date. The “Early Redemption Amount” is a cash payment per ETN equal to the greater of (i) zero and (ii)(a) the Fixing Indicative Value for such series of ETNs on the Early Redemption Valuation Date minus (b) the Early Redemption Charge and will be calculated by the ETN Calculation Agents.
Acceleration at Our Option
We will have the right to accelerate the ETNs of any series in whole but not in part on any Business Day occurring on or after the Inception Date (an “Optional Acceleration”). Upon an Optional Acceleration, the holders of such ETNs will receive a cash payment per ETN in an amount (the “Optional Acceleration Redemption Amount”) equal to the Fixing Indicative Value of such series of ETNs on the Optional Acceleration Valuation Date. In the case of an Optional Acceleration of the ETNs of any series, the “Optional Acceleration Valuation Date” shall be the Trading Day specified in our notice of Optional Acceleration (or if such specified Trading Day is not a Trading Day for the applicable series of ETNs, the next succeeding Trading Day for such series of ETNs), which shall be at least two Business Days after the date on which we give notice of such Optional Acceleration. The Optional Acceleration Redemption Amount will be payable on the third Business Day following the Optional Acceleration Valuation Date (such third Business Day, the “Optional Acceleration Date”). We will give holders notice of any Optional Acceleration of the ETNs through customary channels used to deliver notices to holders of exchange traded notes.
Automatic Acceleration
If the ETN Calculation Agents determine that, at any time on any day, the intraday exchange rate for the Currency Pair underlying any series of ETNs differs by 18.75% or more from the Spot Rate used in the determination of the Fixing Index Level used to calculate the then most recent Fixing Indicative Value and such difference represents depreciation of the applicable Long Currency against the applicable Reference Currency (such occurrence, an “Automatic Acceleration Event”), that series of ETNs will be automatically accelerated. For purposes of determining whether an Automatic Acceleration Event has occurred, the intraday exchange rate for the applicable Currency Pair will be a spot exchange rate for the applicable Currency Pair published by Bloomberg through its Bloomberg Generic pricing service (or any successor information source selected by the ETN Calculation Agents). To determine the percentage by which any intraday exchange rate differs from the Spot Rate used in the determination of the Fixing Index Level used to calculate the then most recent Fixing Indicative Value, the intraday exchange rate will be determined using the same quotation convention as is used for the applicable Spot Rate in calculating the Fixing Index Level. An Automatic Acceleration Event may occur at any time on any day when an intraday exchange rate for the applicable Currency Pair is published by Bloomberg, and not only during regular session trading hours on the NYSE Arca.
The amount payable upon acceleration following an Automatic Acceleration Event (the “Automatic Acceleration Amount”) will be determined in the same manner as the next Fixing Indicative Value after the Automatic Acceleration Event would be determined for the applicable series of ETNs, except that for that purpose the Daily Index Performance will be calculated using the Automatic Acceleration Index Level in lieu of the next Fixing Index Level of the applicable Index. The “Automatic Acceleration Index Level” will be determined in the same manner as the next Fixing Index Level after the Automatic Acceleration Event would be determined for the applicable Index (or the Alternative Fixing Index Level if a Market Disruption Event occurred at the most recent Fixing Time), except that (x) the hypothetical profit or loss established by the relevant Offsetting Transaction will be determined based on the Data Inputs for the applicable Currency Pair reported by the Data Source as of the Automatic Acceleration Time, (y) such level will reflect a bid-ask spread on the full amount of the Offsetting Transaction, which means that the hypothetical Offsetting Transaction will be entered into based on the relevant “bid” or “ask” Spot Rate, as applicable, rather than the “mid” Spot Rate and (z) such level will not reflect a resetting of the applicable Index’s leveraged exposure to the applicable Currency Pair after the occurrence of the Automatic Acceleration Event. The “Automatic Acceleration Time” will be the time of the first hourly fixing rate for the relevant Currency Pair to be published by the Data Source as of at least 30 minutes after the occurrence of such Automatic Acceleration Event and between 9:00 a.m. Hong Kong time and 5:00 p.m. New York City time (inclusive) on any Scheduled Trading Day. For purposes of the immediately preceding sentence, whether any Hong Kong time is on a Scheduled Trading Day will depend on whether the date in Hong Kong on which such time occurs is a date that is a Scheduled Trading Day. If the ETN Calculation Agents determine, in their sole discretion, that a Market Disruption Event exists with respect to the applicable Index at the time that would otherwise be the Automatic Acceleration Time, then the Automatic Acceleration Time will be postponed to the time of the first hourly fix to occur at a time when the ETN Calculation Agents have determined that the applicable

Market Disruption Event has been resolved; provided that if such time has not occurred by 9:00 a.m. New York City time on the fifth Scheduled Trading Day after the date on which the Automatic Acceleration Event occurs, then such time will be deemed the Automatic Acceleration Time and the ETN Calculation Agents will determine the Automatic Acceleration Amount in good faith and in a commercially reasonable manner, taking into account the nature and duration of the Market Disruption Event and such other factors as the ETN Calculation Agents may deem relevant. Notwithstanding anything else in this paragraph, if the ETN Calculation Agents determine that, at any time on any day, the intraday exchange rate for the Currency Pair underlying any series of ETNs differs by 25% or more from the Spot Rate used in the determination of the Fixing Index Level used in the calculation of the then most recent Fixing Indicative Value and such difference represents depreciation of the applicable Long Currency against the applicable Reference Currency, the Automatic Acceleration Amount will be $0.
Upon an automatic acceleration of any series of ETNs, payment of the Automatic Acceleration Amount with respect to those ETNs will be made on the third Business Day after the date on which the Automatic Acceleration Amount is determined (or on such other date as may be required to comply with the rules of any exchange on which the ETNs are listed).
If an Automatic Acceleration Event occurs and an Early Redemption Valuation Date for a redemption at the holder’s option or an Optional Acceleration Valuation Date for an acceleration at our option was previously scheduled to occur and the scheduled Automatic Acceleration Time is at or prior to 9:00 a.m. New York City time on that Early Redemption Valuation Date or Optional Acceleration Valuation Date, the redemption at the holder’s option or acceleration at our option will be cancelled and the applicable ETNs will be accelerated instead as set forth above with respect to the Automatic Acceleration Event.
Market Disruption Events
If a Market Disruption Event exists on any Scheduled Trading Day with respect to any series of ETNs at 9:00 a.m. New York City time (the “Fixing Time”), then the following consequences will result: (i) Such Scheduled Trading Day will not be a Trading Day for such series of ETNs, the Fixing Indicative Value for such series of ETNs will not be calculated for such Scheduled Trading Day and, if such day were scheduled to be an Early Redemption Valuation Date, Optional Acceleration Valuation Date or the Final Valuation Date, such date will be postponed to the next succeeding Trading Day. (ii) For purposes of determining the Fixing Indicative Value of the applicable series of ETNs on the first Trading Day after such Scheduled Trading Day (such Trading Day, the “Resolution Date”), the Daily Index Performance for the applicable Index on the Resolution Date will be calculated using the Alternative Fixing Index Level in lieu of the actual Fixing Index Level on the Resolution Date. The “Alternative Fixing Index Level” will be calculated by the ETN Calculation Agents in the same manner in which the Fixing Index Level would be calculated on the Resolution Date if the most recent Trading Day were also the most recent Index Business Day (in other words, assuming that any intervening Index Business Days were not actually Index Business Days for purposes of calculating the Fixing Index Level on the Resolution Date), subject to an adjustment based on the relevant forward points published as of the Fixing Time on the Resolution Date to account for the hypothetical rolling of the foreign currency exposure in the relevant Opening Transaction until the Resolution Date. (iii) If such Scheduled Trading Day would be an Early Redemption Valuation Date, an Optional Acceleration Valuation Date or the Final Valuation Date for such series of ETNs but for the Market Disruption Event, such Early Redemption Valuation Date, Optional Acceleration Valuation Date or Final Valuation Date, as applicable, for such ETNs will be postponed to the first succeeding Trading Day; provided that, in no event will any such date be postponed for more than five Scheduled Trading Days or, in any event, past the Scheduled Trading Day immediately preceding the Maturity Date. If any Early Redemption Valuation Date, any Optional Acceleration

Valuation Date or the Final Valuation Date is postponed to the last Scheduled Trading Day to which it may be postponed and a Market Disruption Event exists with respect to the applicable series of ETNs at the Fixing Time on that Scheduled Trading Day, then such Scheduled Trading Day will be deemed to be a Trading Day with respect to the ETNs to be redeemed, accelerated or paid at maturity based on such Fixing Indicative Value and the ETN Calculation Agents will determine the Fixing Indicative Value with respect to such ETNs in good faith and in a commercially reasonable manner, taking into account the nature and duration of the Market Disruption Event and such other factors as the ETN Calculation Agents may deem relevant.
The Intraday Indicative Value of a series of ETNs will not be published at any time when a Market Disruption Event exists with respect to the applicable series of ETNs.
A “Market Disruption Event” will exist at any time on any Scheduled Trading Day with respect to a series of ETNs if the ETN Calculation Agents determine, in their sole discretion, that at such time: (i) any material restriction is imposed under applicable law on the ability of market participants generally to enter into, or settle their obligations via delivery (either inside or outside, or from inside to outside, of the applicable country) under, spot foreign currency transactions referencing the applicable Currency Pair; (ii) market participants generally are unable to execute spot foreign currency transactions referencing the applicable Currency Pair; (iii) any Data Input needed to calculate the level of the applicable Index is not published by the applicable Data Source; or (iv) the Fixing Index Level of the applicable Index is not published at or about the scheduled time.
Scheduled Trading Day
A Scheduled Trading Day is a day on which the New York Stock Exchange is scheduled to be open for trading.
Discontinuation or Modification of an Index; Substitution of an Index
If the Index Sponsor discontinues publication of the applicable Index and the Index Sponsor or anyone else publishes a substitute index that the ETN Calculation Agents determine is comparable to the applicable Index, then the ETN Calculation Agents will permanently replace the applicable original Index with that substitute index (the “Successor Index”) for all purposes under the applicable series of ETNs, and all provisions described in this pricing supplement as applying to the applicable Index will thereafter apply to the Successor Index instead. In such event, the ETN Calculation Agents will make such adjustments, if any, to any level of the applicable Index or Successor Index that is used for purposes of the ETNs as they determine are appropriate in the circumstances. If the ETN Calculation Agents replace the applicable original Index for any series of ETNs with a Successor Index, then the ETN Calculation Agents will determine the Early Redemption Amount, Optional Acceleration Redemption Amount, Automatic Acceleration Amount or payment at maturity (each, a “Redemption Amount”), as applicable, for the applicable series of ETNs by reference to the Successor Index.
If the ETN Calculation Agents determine that the publication of the applicable Index is discontinued and there is no Successor Index, the ETN Calculation Agents will determine the applicable level of the applicable Index, and thus the applicable Redemption Amount, by a computation methodology that the ETN Calculation Agents determine will as closely as reasonably possible replicate the applicable Index.
In addition, if an Index Replacement Event (as defined below) occurs at any time and the Index Sponsor or anyone else publishes an index that the ETN Calculation Agents determine is comparable to the applicable Index (the “Substitute Index”), then the ETN Calculation Agents may elect, in their sole discretion, to permanently replace the applicable original Index with the Substitute Index for all purposes under the applicable series of ETNs, and all provisions described in this pricing supplement as applying to the applicable Index will thereafter apply to the Substitute Index instead. In such event, the ETN Calculation Agents will make such adjustments, if any, to any level of the applicable Index or Substitute Index that is used for purposes of the ETNs as they determine are appropriate in the circumstances. If the ETN Calculation Agents elect to replace the applicable original Index with a Substitute Index, then the ETN Calculation Agents will determine the applicable Redemption Amount for the applicable series of ETNs by reference to the Substitute Index. If the ETN Calculation Agents so elect to replace the applicable original Index with a Substitute Index, the ETN Calculation Agents will, within 10 Scheduled Trading Days after the ETN Calculation Agents determine that an Index Replacement Event has occurred, notify holders of the Substitute Index through customary channels used to deliver notices to the holders of exchange traded notes.
If the ETN Calculation Agents determine that the applicable Index, the method of calculating any Data Input or the method of calculating the applicable Index is changed at any time in any respect, including whether the change is made by the Index Sponsor under its existing policies or following a modification of those policies, is due to the publication of a Successor Index, is due to events affecting the relevant Data Inputs or is due to any other reason and is not otherwise reflected in the level of the applicable Index by the Index Sponsor pursuant to the Index’s methodology, then the ETN Calculation Agents will be permitted (but not required) to make such adjustments in the applicable Index or the method of its calculation as they believe are appropriate to ensure that the applicable Fixing Index Level used to determine the applicable Redemption Amount is equitable.
Index Replacement Event
An “Index Replacement Event” means when (i) an amendment to or change (including any officially announced proposed change) in the laws, regulations or rules of the United States (or any political subdivision thereof), or any other relevant jurisdiction or entity that (i) makes it illegal for CGMI or its affiliates to hold, acquire or dispose of the foreign currency included in the applicable Index or options, futures, swaps or other derivatives on the applicable Index or the foreign currency included in the applicable Index, (ii) materially increases the cost to us, our affiliates, third parties with whom we transact or similarly situated third parties in performing our or their obligations in connection with the ETNs, (iii) has a material adverse effect on any of these parties’ ability to perform their obligations in connection with the ETNs or (iv) materially affects our ability to issue or transact in exchange traded notes similar to the ETNs, each as determined the ETN Calculation Agents; (ii) any official administrative decision, judicial decision, administrative action, regulatory interpretation or other official pronouncement interpreting or applying those laws, regulations or rules that is announced on or after the Inception Date that (a) makes it illegal for CGMI or its affiliates to hold, acquire or dispose of the foreign currency included in the applicable Index or options, futures, swaps or other derivatives on the applicable Index or the foreign currency included in the applicable Index, (b) materially increases the cost to us, our affiliates, third parties with whom we transact or similarly situated third parties in performing our or their obligations in connection with the ETNs, (c) has a material adverse effect on the ability of us, our affiliates, third parties with whom we transact or a similarly situated third party to perform our or their obligations in connection with the ETNs or (d) materially affects our ability to issue or transact in exchange traded notes similar to the ETNs, each as determined by the ETN Calculation Agents; (iii) any event that occurs on or after the Inception Date that makes it a violation of any law, regulation or rule of the United States (or any political subdivision thereof), or any other relevant jurisdiction or entity, or of any official administrative decision, judicial decision, administrative action, regulatory interpretation or other official pronouncement interpreting or applying those laws, regulations or rules, (a) for CGMI to hold, acquire or dispose of the foreign currency included in the applicable Index or options, futures, swaps or other derivatives on the applicable Index or the foreign currency included in the applicable Index, (b) for us, our affiliates, third parties with whom we transact or similarly situated third parties to perform our or their obligations in connection with the ETNs or (c) for us to issue or transact in exchange traded notes similar to the ETNs, each as determined by the ETN Calculation Agents; (iv) any event, as determined by the ETN Calculation Agents, as a result of which we or any of our affiliates or a similarly situated party would, after using commercially reasonable efforts, be unable to, or would incur a materially increased amount of tax, duty, expense or fee (other than brokerage commissions) to, acquire, establish, re-establish, substitute, maintain, unwind or dispose of any transaction or asset it deems necessary to hedge the risk of the ETNs, or realize, recover or remit the proceeds of any such transaction or asset; or (v) as determined by the ETN Calculation Agents, the primary exchange or market for trading for the ETNs, if any, announces that pursuant to the rules of such exchange or market, as applicable, the ETNs cease (or will cease) to be listed, traded or publicly quoted on such exchange or market, as applicable, for any reason and are not immediately re-listed, re-traded or re-quoted on an exchange or quotation system located in the same country as such exchange or market, as applicable.
Events of Default
In case an event of default with respect to any series of ETNs shall have occurred and be continuing, the amount declared due and payable for each ETN of that series upon acceleration of those ETNs will be equal to the Fixing Indicative Value for that series of ETNs as of the Trading Day immediately following the date of acceleration.
If the maturity of the ETNs is accelerated because of an event of default as described above, we shall, or shall cause the ETN Calculation Agents to, provide written notice to the Trustee at its New York office, on which notice the Trustee may conclusively rely, and to DTC of the amount due with respect to each ETN and the aggregate cash amount due with respect to the ETNs of the applicable series as promptly as possible and in no event later than two Business Days after the date of acceleration.
Default interest will not accrue either before or after maturity or acceleration of any series of ETNs.
Split or Reverse Split of the ETNs
We may initiate a split or reverse split of any series of ETNs at any time. We will determine the ratio of such split or reverse split, as applicable, using relevant market indicia. If we decide to initiate a split or reverse split, as applicable, we will issue a notice to holders of the relevant ETNs and a press release announcing the split or reverse split, the ratio and specifying the effective date of the split or reverse split (the date of such announcement, the “announcement date”).
If any series of ETNs undergoes a split or reverse split as described in the paragraph above, we will adjust the terms of that series of ETNs accordingly. The effective date for the split will be specified in the announcement, and will be at least three Business Days after the announcement date.
In the case of a reverse split, we reserve the right to address fractional numbers of ETNs (commonly referred to as “partials”) in a manner determined by us in our sole discretion.
Description of VelocityShares® Long LIBOR ETNs Due August 16, 2032 and Short LIBOR ETNs Due August 16, 2032

General
The VelocityShares® Long LIBOR ETNs due August 16, 2032 (the “Long LIBOR ETNs”) are linked to the Janus Velocity Long LIBOR Index (the “Long LIBOR Index”) and the VelocityShares® Short LIBOR ETNs due August 16, 2032 (the “Short LIBOR ETNs” and, together with the Long LIBOR ETNs, in this section, the “ETNs”) are linked to the Janus Velocity Short LIBOR Index (the “Short LIBOR Index”) (together with the Long LIBOR Index, with respect to this section, each an “Index”). The ETNs are issued under the 2016 Indenture. The Long LIBOR Index aims to approximate the daily performance of a hypothetical long investment in the composite forward LIBOR rate and the Short LIBOR Index aims to approximate the daily performance of a hypothetical short position in the composite forward LIBOR rate, as if the composite forward LIBOR rate itself were an asset that could be invested in. The composite forward LIBOR rate on each day is equal to the weighted average of the forward 3-month U.S. dollar LIBOR rates implied in the daily settlement prices of the next 8 quarterly Eurodollar futures contracts, where these contracts have a weighted average tenor of approximately one year. The return on the ETNs of each series will be based on the daily performance of the applicable Index during the term for such series of ETNs. Each Index is provided by Janus Index & Calculation Services, LLC (the “Index Sponsor” or “JICS”). The Index Sponsor has retained Solactive AG to calculate and publish the level of each Index on each Index Business Day (in that role, the “Index Calculation Agent”). The ticker for the Long LIBOR ETNs is “ULBR” and the ticker for the short LIBOR ETNs is “DLBR”. The ETNs Calculation Agents are CGMI, which is an affiliate of ours, and JICS (each an “ETN Calculation Agent” and together the “ETN Calculation Agents”).
In addition to the terms summarized in this section, see “Additional Terms in the 2016 Indenture” herein for additional terms of the ETNs.
Inception, Issuance and Maturity
The ETNs were first sold on August 15, 2017 (the “Inception Date”), were first issued on August 18, 2017 (the “Initial Settlement Date”) and are due on August 16, 2032 (the “Maturity Date”).
Denomination
The denomination and stated principal amount per ETN is $25.00.
Payment and Redemption
Payment at Maturity
If the ETNs have not been previously redeemed or accelerated, on the Maturity Date holders will receive, for each $25.00 stated principal amount ETN of each series, a cash payment equal to the Closing Indicative Value of such series of ETNs on the final Valuation Date of the Final Valuation Period, as calculated by the ETN Calculation Agents.
Closing Indicative Value
Any payment on the ETNs, whether upon early redemption, acceleration or at maturity, will be based on the Closing Indicative Value of the applicable series of ETNs on one or more Valuation Dates, as described herein.

The “Closing Indicative Value” for each series of ETNs on the Inception Date was $25.00. The Closing Indicative Value on each calendar day following the Inception Date for each series of ETNs will equal:
•For each calendar day prior to the Final Valuation Period or any Optional Acceleration Valuation Period for such series of ETNs, (i)(a) the Closing Indicative Value for such series of ETNs on the immediately preceding calendar day times (b) the Daily ETN Performance for such series of ETNs on such calendar day minus (ii) the Daily Investor Fee for such series of ETNs on such calendar day.
•For each calendar day during the Final Valuation Period or any Optional Acceleration Valuation Period for such series of ETNs, the sum of (i) the Index Exposure and (ii) the Notional Cash Amount on such calendar day.
The Closing Indicative Value will never be less than zero. If any series of ETNs undergoes a split or reverse split, the Closing Indicative Value for such series of ETNs will be adjusted accordingly.
Daily ETN Performance
The “Daily ETN Performance” for any series of ETNs on any Index Business Day will equal (i) one plus (ii) the Daily Accrual for such series of ETNs on such Index Business Day plus (iii) the Daily Index Performance for such series of ETNs on such Index Business Day. The Daily ETN Performance for any series of ETNs is deemed to equal one on any day that is not an Index Business Day.
Daily Accrual
The “Daily Accrual” represents the rate of interest that could be earned on a notional capital reinvestment at the three-month U.S. Treasury rate as reported on Bloomberg under ticker USB3MTA (or any successor ticker on Bloomberg or any successor service). The Daily Accrual for any series of ETNs on any Index Business Day will equal:
where Tbillst-1 is the three-month U.S. Treasury rate reported on Bloomberg on the prior Index Business Day and d is the number of calendar days from and including the immediately prior Index Business Day to but excluding the date of determination. The Daily Accrual for any series of ETNs is deemed to equal zero on any day that is not an Index Business Day.
Daily Index Performance
The “Daily Index Performance” for any series of ETNs on any Index Business Day will equal, except as otherwise provided herein, (i)(a) the closing level of the applicable Index on such Index Business Day divided by (b) the closing level of the applicable Index on the immediately preceding Index Business Day minus (ii) one. If a Market Disruption Event occurs or is continuing on any Index Business Day or occurred or was continuing on the immediately preceding Index Business Day with respect to any series of ETNs, the ETN Calculation Agents will determine the Daily Index Performance for such series of ETNs on each such Index Business Day by calculating and using an appropriate alternative closing level of the applicable Index for each such Index Business Day taking into account the nature and duration of such Market Disruption Event. The ETN Calculation Agents will calculate such alternative closing level without giving effect to any change to the weights of or the applicable Index’s hypothetical exposure to the underlying Eurodollar futures contracts that may take place under the Index methodology during the continuance of the Market Disruption Event. In addition, on each Valuation Date after the first Valuation Date of the Final Valuation Period or an Optional Acceleration Valuation Period, the Daily Index Performance will be calculated using an alternative closing level of the applicable Index calculated by the ETN Calculation Agents that does not give effect to any change to the weights of or the applicable Index’s hypothetical exposure to the underlying Eurodollar futures contracts that may take place under the Index methodology after the Valuation Period begins. The Daily Index Performance for any series of ETNs is deemed to equal zero on any day that is not an Index Business Day.
Daily Investor Fee
The “Daily Investor Fee” for any series of ETNs on any Index Business Day will equal the product of (i) the Closing Indicative Value for such series of ETNs on the immediately preceding Index Business Day times (ii)(a) the Investor Fee Factor, which is 1.50%, times (b) 1/365 times (c) d, where d is the number of calendar days from and including the immediately prior Index Business Day to but excluding the date of determination. The Daily Investor Fee for any series of ETNs is deemed to equal zero on any day that is not an Index Business Day.
Index Exposure
The “Index Exposure” for each Valuation Date during the Final Valuation Period or any Optional Acceleration Valuation Period, as applicable, is the product of (i) (a) the Index Exposure on the immediately preceding Valuation Date (or, in the case of the first day of such Valuation Period, the Closing Indicative Value on the immediately preceding Index Business Day) multiplied by the Daily ETN Performance on the current Valuation Date minus (b) the Daily Investor Fee on the current Valuation Date and (ii) a fraction equal to (a) the number of scheduled Valuation Dates left in the applicable Valuation Period, excluding the current Valuation Date, divided by (b) the number of scheduled Valuation Dates left in the applicable Valuation Period, including the current Valuation Date. The Index Exposure on any day that is not a Valuation Date will be deemed to be the same as on the immediately preceding Valuation Date.
Notional Cash Amount
The “Notional Cash Amount” for each Valuation Date during the Final Valuation Period or any Optional Acceleration Valuation Period, as applicable, is the sum of (i) the Notional Cash Amount on the immediately preceding Valuation Date (or, in the case of the first day of such Valuation Period, $0.00) and (ii) (a) (1) the Index Exposure on the immediately preceding Valuation Date (or, in the case of the first day of such Valuation Period, the Closing Indicative Value on the immediately preceding Valuation Date) multiplied by the Daily ETN Performance on the current Valuation Date minus (2) the Daily Investor Fee on the current Valuation Date multiplied by (b) 1 divided by the number of scheduled Valuation Dates left in the applicable Valuation Period, including the current Valuation Date. The Notional Cash Amount on any day that is not a Valuation Date will be deemed to be the same as on the immediately preceding Valuation Date.
Intraday Indicative Value
The “Intraday Indicative Value” for each series of ETNs at any time on any Trading Day will equal (i) the product of (a) the most recent published Fixing Indicative Value for such series of ETNs times (b) the Intraday ETN Performance for such series of ETNs at such time minus (ii) the Daily Investor Fee for such series of ETNs on such Trading Day.

The “Intraday ETN Performance” at any time on any Trading Day for any series of ETNs will equal (i) one plus (ii) the Daily Accrual for such series of ETNs on such Trading Day plus (iii) the Intraday Index Performance for such series of ETNs at such time.
The “Intraday Index Performance” at any time on any Trading Day for any series of ETNs will equal (i) the quotient of (a) the most recent published Intraday Index Level of the applicable Index divided by (b) the most recent published Fixing Index Level of the applicable Index minus (ii) one.
Valuation Dates
A “Valuation Date” is each Index Business Day in the Final Valuation Period or any Optional Acceleration Valuation Period and any Early Redemption Valuation Date.
Final Valuation Period
The “Final Valuation Period” is the period of five Index Business Days commencing on August 3, 2032, each subject to postponement.
Early Redemption
Prior to maturity or acceleration, the holder may, subject to certain restrictions, offer at least the applicable minimum number of the ETNs to us for redemption on an Early Redemption Date during the term of the ETNs. If the holder elects to offer the ETNs for redemption, and the requirements for acceptance by us are met, the holder will receive a cash payment per ETN on the Early Redemption Date equal to the Early Redemption Amount.
A holder must offer for redemption at least 50,000 ETNs of any one series, or an integral multiple of 50,000 ETNs of such series in excess thereof, at one time in order to exercise the right to cause us to redeem the ETNs on any Early Redemption Date.
Early Redemption Date
The “Early Redemption Date” is the third Business Day following an Early Redemption Valuation Date.
Early Redemption Amount
The “Early Redemption Amount” is a cash payment per ETN equal to the greater of (i) zero and (ii)(a) the Closing Indicative Value for such series of ETNs on the Early Redemption Valuation Date minus (b) the Early Redemption Charge.
Early Redemption Charge
The “Early Redemption Charge” for any series of ETNs will equal 0.20% times the Closing Indicative Value for such series of ETNs on the Early Redemption Valuation Date.
Acceleration at Our Option
We will have the right to accelerate the ETNs of any series in whole but not in part on any Business Day occurring on or after the Inception Date (an “Optional Acceleration”). Upon an Optional Acceleration, the holder will receive a cash payment per ETN in an amount (the “Optional Acceleration

Redemption Amount”) equal to the Closing Indicative Value of such series of ETNs on the final Valuation Date of the Optional Acceleration Valuation Period.
In the case of an Optional Acceleration of the ETNs of any series, the “Optional Acceleration Valuation Period” shall be a period of five consecutive Index Business Days specified in our notice of Optional Acceleration, the first Index Business Day of which shall be at least two Business Days after the date on which we give notice of such Optional Acceleration. The Optional Acceleration Redemption Amount will be payable on the third Business Day following the last such Index Business Day in the Optional Acceleration Valuation Period (such third Business Day the “Optional Acceleration Date”).
Automatic Acceleration
If the Intraday Indicative Value of any series of ETNs at any time on any scheduled Index Business Day is less than 50% of the Closing Indicative Value of such series of ETNs on the immediately preceding Index Business Day (meaning that the Intraday Indicative Value has declined by more than 50% from the prior day’s Closing Indicative Value) (such event, a “Trigger Event”), such series of ETNs will be automatically accelerated (an “Automatic Acceleration”) and the holders of such ETNs will receive a cash payment per ETN on the Automatic Acceleration Date equal to the Automatic Acceleration Redemption Amount. We refer to the date on which the relevant Trigger Event occurs as the “Trigger Date” and to the scheduled Index Business Day immediately following the Trigger Date as the “Automatic Acceleration Valuation Date”.
In the event of Automatic Acceleration of any series of ETNs, the “Automatic Acceleration Redemption Amount” of such series of ETNs will be a value equal to the Closing Indicative Value of such series of ETNs on the Automatic Acceleration Valuation Date, calculated as though the closing level of the applicable Index on both the Trigger Date and the Automatic Acceleration Valuation Date were equal to the Automatic Acceleration Index Level of the applicable Index. The “Automatic Acceleration Index Level” of the applicable Index will be an alternative closing level of the applicable Index calculated by the ETN Calculation Agents and will be the closing level that would be calculated on the Trigger Date if the official daily settlement price on the Trigger Date of each Eurodollar futures contract included in the applicable Index on the Trigger Date were equal to the volume-weighted average trading price of such contract during the Automatic Acceleration Valuation Period. If a Trigger Event occurs on any scheduled Index Business Day, the “Automatic Acceleration Valuation Period” is the period commencing immediately upon the occurrence of the Trigger Event and continuing during Eurodollar Trading Hours until the end of Eurodollar Trading Hours on the Automatic Acceleration Valuation Date.
The Automatic Acceleration Redemption Amount will be payable on the third Business Day following the Automatic Acceleration Valuation Date (such third Business Day, the “Automatic Acceleration Date”).
Business Day
“Business Day” means any day that is not (i) a Saturday or Sunday or (ii) a day on which banking institutions generally are authorized or obligated by law or executive order to close in New York.
Index Business Day
An “Index Business Day” is a weekday on which the New York Stock Exchange and Chicago Mercantile Exchange are both open for trading for their regular trading sessions.
Market Disruption Events

A “Market Disruption Event” means, with respect to any series of ETNs, any event that, in the determination of the ETN Calculation Agents, could materially interfere with our affiliates’, third parties with whom we transact or similarly situated third parties’ ability to establish, maintain or unwind all or a material portion of a hedge that could be effected with respect to such series of ETNs, including, but not limited to, the following (to the extent determined material by the ETN Calculation Agents): (i) a termination or suspension of, or a material limitation or disruption in trading in, any Eurodollar futures contract included in the applicable Index (an “index contract”); (ii) the published trading price or settlement price for any index contract being at or about any then effective limit price established by the exchange on which such index contract is traded; (iii) failure by the applicable exchange or other price source to publish the trading price of any index contract during normal trading hours in accordance with normal practice or to announce or publish the settlement price for any index contract in accordance with normal practice; or (iv) failure of the Index Sponsor to publish the level of the applicable Index, subject to certain adjustments described under “—Discontinuation or Modification of an Index; Substitution of an Index”.
With respect to each series of ETNs, if a Market Disruption Event occurs or is continuing on any Index Business Day or occurred or was continuing on the prior Index Business Day, the ETN Calculation Agents will calculate an appropriate alternative closing level of the applicable Index for each such Index Business Day (and will use such alternative closing level for purposes of the applicable ETNs, including for purposes of determining the Daily Index Performance) taking into account the nature and duration of such Market Disruption Event. The ETN Calculation Agents will calculate such alternative closing level without giving effect to any change to the weights of or the applicable Index’s hypothetical exposure to the underlying Eurodollar futures contracts that may take place under the Index Methodology during the continuance of the Market Disruption Event. In addition, (x) if a Market Disruption Event occurred or was continuing on the Index Business Day immediately preceding the date of determination, the ETN Calculation Agents will determine the Intraday Index Performance on such date of determination using such alternative closing level and (y) if a Market Disruption Event occurs or is continuing on the date of determination, the ETN Calculation Agents will determine the Intraday Index Performance during the Market Disruption Event on such date of determination using an appropriate intraday level of the applicable Index taking into account the nature and duration of such Market Disruption Event.
If a Market Disruption Event occurs or is continuing on any Valuation Date, that Valuation Date will be postponed until the first Index Business Day on which no Market Disruption Event occurs or is continuing, unless a Market Disruption Event occurs or is continuing for each of the five Index Business Days following the applicable scheduled Valuation Date. In that case, the fifth Index Business Day following the applicable scheduled Valuation Date shall be deemed to be the applicable Valuation Date, notwithstanding the fact that a Market Disruption Event occurred or was continuing on such Index Business Day, and the ETN Calculation Agents will determine the applicable Closing Indicative Value using an appropriate alternative closing level of the applicable Index on that deemed Valuation Date taking into account the nature and duration of such Market Disruption Event. If any Valuation Date in any Valuation Period is postponed as described above, each subsequent Valuation Date in such Valuation Period will be postponed by the same number of Index Business Days. In addition, if a Valuation Date corresponding to an Early Redemption Date or the last scheduled Valuation Date in any Valuation Period is postponed, the corresponding Early Redemption Date, the Optional Acceleration Date or the Maturity Date, as the case may be, will be postponed until the date three Business Days following such Valuation Date, as postponed.

For the avoidance of doubt, the days occurring during an Automatic Acceleration Valuation Period are not considered Valuation Dates and are not subject to postponement in the event of a Market Disruption Event.
Discontinuation or Modification of an Index; Substitution of an Index
If the Index Sponsor discontinues publication of the applicable Index and the Index Sponsor or anyone else publishes a substitute index that the ETN Calculation Agents determine is comparable to the applicable Index, then the ETN Calculation Agents will permanently replace the applicable original Index with that substitute index (the “Successor Index”) for all purposes under the applicable series of ETNs, and all provisions described in this pricing supplement as applying to the applicable Index will thereafter apply to the Successor Index instead. In such event, the ETN Calculation Agents will make such adjustments, if any, to any level of the applicable Index or Successor Index that is used for purposes of the ETNs as they determine are appropriate in the circumstances. If the ETN Calculation Agents replace the applicable original Index for any series of ETNs with a Successor Index, then the ETN Calculation Agents will determine the Early Redemption Amount, Optional Acceleration Redemption Amount, Automatic Acceleration Redemption Amount or Maturity Redemption Amount (each, a “Redemption Amount”), as applicable, for the applicable series of ETNs by reference to the Successor Index.
If the ETN Calculation Agents determine that the publication of the applicable Index is discontinued and there is no Successor Index, the ETN Calculation Agents will determine the applicable level of the applicable Index, and thus the applicable Redemption Amount, by a computation methodology that the ETN Calculation Agents determine will as closely as reasonably possible replicate the applicable Index.
In addition, if an Index Replacement Event (as defined below) occurs at any time and the Index Sponsor or anyone else publishes an index that the ETN Calculation Agents determine is comparable to the applicable Index (the “Substitute Index”), then the ETN Calculation Agents may elect, in their sole discretion, to permanently replace the applicable original Index with the Substitute Index for all purposes under the applicable series of ETNs, and all provisions described in this pricing supplement as applying to the applicable Index will thereafter apply to the Substitute Index instead. In such event, the ETN Calculation Agents will make such adjustments, if any, to any level of the applicable Index or Substitute Index that is used for purposes of the ETNs as they determine are appropriate in the circumstances. If the ETN Calculation Agents elect to replace the applicable original Index with a Substitute Index, then the ETN Calculation Agents will determine the applicable Redemption Amount for the applicable series of ETNs by reference to the Substitute Index. If the ETN Calculation Agents so elect to replace the applicable original Index with a Substitute Index, the ETN Calculation Agents will, within 10 Index Business Days after the ETN Calculation Agents determine that an Index Replacement Event has occurred, notify holders of the Substitute Index through customary channels used to deliver notices to the holders of exchange traded notes.
For purposes of determining whether an index is comparable to the applicable Index in accordance with this section, if the ETN Calculation Agents determine that the 3-month U.S. dollar LIBOR rate has been or will be discontinued or its status as an economic benchmark has significantly diminished and that an alternative rate exists that is regarded by market participants as a successor or substitute for 3-month U.S. dollar LIBOR for any relevant purpose, such determination shall be a sufficient basis for the ETN Calculation Agents to determine that such alternative rate is comparable to 3-month U.S. dollar LIBOR and that any futures contract referencing such alternative rate is comparable to Eurodollar futures contracts, regardless of whether such alternative rate has a tenor of 3 months or reflects bank credit risk. Furthermore, the ETN Calculation Agents may deem such index to be comparable to the applicable Index even if the number or tenors of futures contracts referencing such alternative rate included in such index differ from those of the Eurodollar futures contracts included in the applicable Index.
If the ETN Calculation Agents determine that the applicable Index, the Eurodollar futures contracts included in the applicable Index or the method of calculating the applicable Index is changed at any time in any respect, including whether the change is made by the Index Sponsor under its existing policies or following a modification of those policies, is due to the publication of a Successor Index, is due to events affecting the Eurodollar futures contracts included in the applicable Index or is due to any other reason and is not otherwise reflected in the level of the applicable Index by the Index Sponsor pursuant to the Index’s methodology, then the ETN Calculation Agents will be permitted (but not required) to make such adjustments in the applicable Index or the method of its calculation as they believe are appropriate to ensure that the applicable closing level of the applicable Index used to determine the applicable Redemption Amount is equitable.
Index Replacement Event
An “Index Replacement Event” means (i) an amendment to or change (including any officially announced proposed change) in the laws, regulations or rules of the United States (or any political subdivision thereof), or any jurisdiction in which a Primary Exchange or Related Exchange (each as defined herein) is located that (a) makes it illegal for CGMI or its affiliates to hold, acquire or dispose of the Eurodollar futures contracts included in the applicable Index or options, futures, swaps or other derivatives on the applicable Index or the Eurodollar futures contracts included in the applicable Index (including but not limited to exchange-imposed position limits), (b) materially increases the cost to us, our affiliates, third parties with whom we transact or similarly situated third parties in performing our or their obligations in connection with the ETNs, (c) has a material adverse effect on any of these parties’ ability to perform their obligations in connection with the ETNs or (d) materially affects our ability to issue or transact in exchange traded notes similar to the ETNs, each as determined the ETN Calculation Agents; (ii) any official administrative decision, judicial decision, administrative action, regulatory interpretation or other official pronouncement interpreting or applying those laws, regulations or rules that is announced on or after the Inception Date that (a) makes it illegal for CGMI or its affiliates to hold, acquire or dispose of the Eurodollar futures contracts included in the applicable Index or options, futures, swaps or other derivatives on the applicable Index or the Eurodollar futures contracts included in the applicable Index (including but not limited to exchange-imposed position limits), (b) materially increases the cost to us, our affiliates, third parties with whom we transact or similarly situated third parties in performing our or their obligations in connection with the ETNs, (c) has a material adverse effect on the ability of us, our affiliates, third parties with whom we transact or a similarly situated third party to perform our or their obligations in connection with the ETNs or (d) materially affects our ability to issue or transact in exchange traded notes similar to the ETNs, each as determined by the ETN Calculation Agents; (iii) any event that occurs on or after the Inception Date that makes it a violation of any law, regulation or rule of the United States (or any political subdivision thereof), or any jurisdiction in which a Primary Exchange or Related Exchange (each as defined herein) is located, or of any official administrative decision, judicial decision, administrative action, regulatory interpretation or other official pronouncement interpreting or applying those laws, regulations or rules, (a) for CGMI to hold, acquire or dispose of the Eurodollar futures contracts included in the applicable Index or options, futures, swaps or other derivatives on the applicable Index or the Eurodollar futures contracts included in the applicable Index (including but not limited to exchange-imposed position limits), (b) for us, our affiliates, third parties with whom we transact or similarly situated third parties to perform our or their obligations in connection with the ETNs or (c) for us to issue or transact in exchange traded notes similar to the ETNs, each as determined by the ETN Calculation Agents; (iv) any event, as determined by the ETN Calculation Agents, as a result of which we or any of our affiliates or a similarly situated party would, after using commercially reasonable efforts, be unable to, or would incur a materially increased amount of tax, duty, expense or fee (other than brokerage commissions) to, acquire, establish, re-establish, substitute, maintain, unwind or dispose of any transaction or asset it deems necessary to hedge the risk of the ETNs, or realize, recover or remit the proceeds of any such transaction or asset; (v) any event or series of events, as determined by the ETN Calculation Agents, as a result of which the 3-month U.S. dollar LIBOR rate has been or will be discontinued or its status as an economic benchmark is significantly diminished; or (vi) as determined by the ETN Calculation Agents, the primary exchange or market for trading for the ETNs, if any, announces that pursuant to the rules of such exchange or market, as applicable, the ETNs cease (or will cease) to be listed, traded or publicly quoted on such exchange or market, as applicable, for any reason and are not immediately re-listed, re-traded or re-quoted on an exchange or quotation system located in the same country as such exchange or market, as applicable.
Primary Exchange
The “Primary Exchange” means the primary exchange on which Eurodollar futures contracts included in the applicable Index are traded, as determined by the ETN Calculation Agents, which is initially CME Globex.
Related Exchange
A “Related Exchange” means each exchange or quotation system where trading has a material effect (as determined by the ETN Calculation Agents) for the overall market for futures or options contracts relating to (i) the applicable Index or (ii) the Eurodollar futures contracts included in the applicable Index.
Events of Default
In case an event of default with respect to any series of ETNs shall have occurred and be continuing, the amount declared due and payable for each ETN of that series upon acceleration of those ETNs will be equal to the Maturity Redemption Amount for that series of ETNs, calculated as though the Final Valuation Period began as of the Index Business Day immediately following the date of acceleration.
If the maturity of the ETNs is accelerated because of an event of default as described above, we shall, or shall cause the ETN Calculation Agents to, provide written notice to the Trustee at its New York office, on which notice the Trustee may conclusively rely, and to DTC of the amount due with respect to each ETN and the aggregate cash amount due with respect to the ETNs of the applicable series as promptly as possible and in no event later than two Business Days after the end of the period referred to in the immediately preceding paragraph.
Default interest will not accrue either before or after maturity or acceleration of any series of ETNs.
Split or Reverse Split of the ETNs
The ETN Calculation Agents may initiate a split or reverse split of the ETNs at any time. If the ETN Calculation Agents decide to initiate a split or reverse split, the ETN Calculation Agents will issue a notice to holders of the ETNs and a press release announcing the split or reverse split, specifying the effective date of the split or reverse split. The ETN Calculation Agents will determine the ratio of such split or reverse split, as the case may be, using relevant market indicia, and will adjust the terms of the ETNs accordingly. Any adjustment of the Closing Indicative Value will be rounded to 8 decimal places.
In the case of a reverse split, we reserve the right to address odd numbers of ETNs (commonly referred to as “partials”) in a manner determined by the ETN Calculation Agents in their sole discretion.
A split or reverse split of the ETNs will not affect the aggregate stated principal amount of ETNs held by an investor, other than to the extent of any “partial” ETNs, but it will affect the stated principal amount per unit of ETNs, the number of ETNs an investor holds and the denominations used for trading purposes on the exchange.
Description of the Callable Fixed Rate Notes Due January 13, 2027
The following description of Callable Fixed Rate Notes Due January 13, 2027 is a summary and does not purport to be complete. It is subject to and qualified in its entirety by reference to the 2013 Indenture, which is incorporated by reference as an Exhibit to the Annual Report on Form 10–K. In addition to the terms summarized in this section, see “Additional Terms in the 2013 Indenture” herein for additional terms of the notes.
General
The Callable Fixed Rate Notes Due January 13, 2027 are issued under the 2013 Indenture. They are listed on the New York Stock Exchange (the “NYSE”) under the ticker “C27C.”
Inception, Issuance and Maturity
The notes were issued on January 13, 2017 (the “Issue Date”) and are due, if not earlier called, on January 13, 2027 (the “Maturity Date”).
Interest
The notes pay interest on an annual basis on the 13th day of each January. On each interest payment date, the amount of each interest payment will equal the stated principal amount of the notes multiplied by the interest rate. The interest rate per annum, unless previously redeemed, is 3.67%.
Denomination
The denomination and stated principal amount of each note is $1,000.
Payment and Redemption
Payment at maturity
At maturity, holders will be entitled to receive, for each $1,000 stated principal amount note then held, $1,000 plus any accrued and unpaid interest.
Issuer redemption
Beginning on January 13, 2018, we have the right to call the notes for mandatory redemption, in whole and not in part, on any redemption date and pay to the holders 100% of the principal amount of the notes plus accrued and unpaid interest to but excluding the date of such redemption. If we decide to redeem the notes, we will give notice at least five Business Days before the redemption date specified in the notice.
Business Day
“Business Day” means any day that is not a Saturday or Sunday and that, in New York City, is not a day on which banking institutions are authorized or obligated by law or executive order to close.
Description of the Callable Step-up Coupon Notes Due March 31, 2036
The following description of Callable Step-up Coupon Notes Due March 31, 2036 is a summary and does not purport to be complete. It is subject to and qualified in its entirety by reference to the 2016 Indenture. In addition to the terms summarized in this section, see “Additional Terms in the 2016 Indenture” herein for additional terms of the notes.
General
The Callable Step-Up Coupon Notes Due March 31, 2036 are issued under the 2016 Indenture. They are listed on the New York Stock Exchange (the “NYSE”) under the ticker “C/36A.”
Inception, Issuance and Maturity
The notes were issued on March 31, 2016 (the “Issue Date”) and are due, if not earlier called, on March 31, 2036 (the “Maturity Date”).
Interest
The notes pay interest on a semi-annual basis on the last day of each March and September.
On each interest payment date, the amount of each interest payment will equal (i) the stated principal amount of the notes multiplied by the interest rate in effect during the applicable interest period divided by (ii) 2.
The interest rate, unless previously redeemed, is: (i) 4.00% for the period from and including the original issue date to but excluding March 31, 2024; (ii) 4.25% for the period from and including March 31, 2024 to but excluding March 31, 2031; (iii) 4.50% for the period from and including March 31, 2031 to but excluding March 31, 2034; (iv) 5.50% for the period from and including March 31, 2034 to but excluding March 31, 2035; and (v) 8.00% for the period from and including March 31, 2035 to but excluding the Maturity Date.
Denomination
The denomination and stated principal amount of each note is $1,000.
Payment and Redemption
Payment at maturity
At maturity, holders will be entitled to receive, for each $1,000 stated principal amount note then held, $1,000 plus any accrued and unpaid interest.
Issuer redemption

Beginning on March 31, 2019, we have the right to call the notes for mandatory redemption, in whole and not in part, on any redemption date and pay to holders 100% of the principal amount of the notes plus accrued and unpaid interest to but excluding the date of such redemption. If we decide to redeem the notes, we will give notice at least five Business Days before the redemption date specified in the notice.
Business Day
“Business Day” means any day that is not a Saturday or Sunday and that, in New York City, is not a day on which banking institutions are authorized or obligated by law or executive order to close.